SECURITIES ACT FILE NO. 333-_______
INVESTMENT COMPANY ACT FILE NO. 811-22500

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☒
PRE-EFFECTIVE AMENDMENT NO.      ☐
POST-EFFECTIVE AMENDMENT NO.   ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ☒
AMENDMENT NO.   ☐
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O'CONNOR MULTI-STRATEGY FUND OF FUNDS
(Exact Name of Registrant as Specified in its Charter)

677 Washington Boulevard
Stamford, Connecticut 06901
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (203) 719-1850

James M. Hnilo, Esq.
UBS Alternative and Quantitative Investments LLC
One North Wacker Drive, 32nd Floor
Chicago, Illinois 60606
(312) 525-5000
(Name and Address of Agent for Service)

COPY TO:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐  This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interests	$500,000,000	$35,650

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated December 1, 2010

PROSPECTUS
O'CONNOR MULTI-STRATEGY FUND OF FUNDS
Shares of Beneficial Interest

Investment Objective.  O'Connor Multi-Strategy Fund of Funds (the "Fund") is a newly-formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund's investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.

 (continued on following page)

Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk.  See "Risk Factors" beginning on page 25.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Total

Offering Amount	$ 500,000,000
Sales Load(1)	$ 10,000,000
Proceeds to the Fund	$ 490,000,000	(2)
______________

(1)           Generally, the stated minimum initial investment in the Fund is $50,000, which minimum may be reduced for certain shareholders, but not below $25,000.  Shareholders purchasing Shares may be charged a sales load of up to 2%.  See "Plan of Distribution."

(2) The Fund will pay offering expenses of approximately $[______] from the proceeds of this offering.

UBS Financial Services Inc. will act as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through other brokers or dealers.  The Fund will sell Shares only to Qualified Investors (as defined herein).  Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder.  The shareholder's brokerage account will be debited approximately two business days prior to closing for the purchase amount, which will be deposited into an escrow account set up at PNC Bank, National Association for the benefit of the shareholders.  See "Plan of Distribution."

UBS Financial Services Inc. , 2011

Investment Portfolio.  The Fund is commonly referred to as a fund of funds.  Investment Managers generally conduct their investment programs through unregistered investment vehicles that have shareholders, other than the Fund, and in other registered investment companies (collectively, "Investment Funds").  The Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis.  In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member.  The Fund is a multi-strategy fund that seeks to achieve it investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds which the Fund's investment adviser believes have produced attractive returns over time.  See "Risk Factors" and "Investment Objective and Principal Strategies."

The Fund seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to traditional benchmarks and demonstrates a balance of strategies, markets, risks and types of money managers.  The Adviser is not bound by any fixed criteria in allocating assets to Investment Managers.  Investment Managers are given broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments.  The Fund considers allocating assets to Investment Managers and Investment Funds operating in all global markets.  Underlying equity securities chosen by the Investment Managers and Investment Funds may be listed or unlisted, and underlying debt securities may be rated or unrated.  The Adviser expects to reallocate the Fund's assets in response to changes in market values and Investment Manager performance.  The Fund may invest in Investment Managers directly or through derivative instruments.  The Fund may also invest excess cash balances in short-term investments deemed appropriate by the Adviser.  See "Risk Factors" and "Investment Objective and Principal Strategies."

Investment Adviser.  The Fund's investment adviser is UBS Alternative and Quantitative Investments LLC (the "Adviser").

Restrictions on Transfer; No Trading Market.  Investing in the Fund's Shares involves a high degree of risk.  See "Risk Factors."  Shares are subject to restrictions on transfer and do not trade in any public market.  With limited exceptions, liquidity will be provided only through quarterly tender offers.  See "Redemptions, Repurchases of Shares and Transfers."

Repurchases of Shares.  To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Shares pursuant to written tenders by investors.  These repurchases will be made at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board") in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares four times each year.  See "Redemptions, Repurchases of Shares and Transfers."

Advisory Fee and Incentive Fee.  The Fund pays the Adviser a monthly fee (the "Advisory Fee") at an annual rate of 1.50% of the Fund's net assets for the month.  The Fund also pays the Adviser, generally at the end of each fiscal quarter and at certain other times, an incentive fee (the "Incentive Fee") equal to 5% of the Fund's net profits.  For purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal period), and the net change in unrealized appreciation or depreciation of investment positions.  No Incentive Fee will be payable for any fiscal period unless net realized losses and net unrealized depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

The Incentive Fee presents risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Advisory Fee payable by the Fund are higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds"), which typically charge investors management fees of 2% and performance fees of 20%, engaging in similar strategies.  See "Management of the Fund—Incentive Fee" and "Risk Factors—The Incentive Fees Charged by the Investment Managers and the Adviser May Create Incentives for Speculative Investment."

Expense Limitation and Reimbursement Agreement.  The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a three-year term ending ____________, 2014 (the "Limitation Period") which limits the amount of "Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Advisory Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) brokerage costs, (v) interest payments and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser).  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue to bear the Specified Expenses at any time in its sole discretion upon appropriate notice to the Fund.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Shareholder Qualifications.  Shares will be offered only to investors who have a net worth (with their spouses) of more than $1.5 million or who otherwise meet the standard for a Qualified Investor.  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  See "Shareholder Qualifications."

This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated [__________], 2010, has been filed with the Securities and Exchange Commission (the "SEC").  The SAI is available upon request and without charge by writing the Fund at the address above or by calling (888) 793-9637.  The SAI is incorporated by reference into this prospectus in its entirety.  The table of contents of the SAI appears on page 73 of this prospectus.  In addition, you may request the Fund's annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling (888) 793-9637.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, are also available on the SEC's website (http://www.sec.gov).  The address of the SEC's Internet site is provided solely for the information of prospective shareholders and is not intended to be an active link.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
O'Connor Multi-Strategy Fund of Funds (the "Fund") is a newly-formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified management investment company.  The Fund's investment adviser is UBS Alternative and Quantitative Investments LLC (the "Adviser"), a registered adviser affiliated with the UBS O'Connor LLC alternative investment platform.  See "General Information."

Investment Objective and Principal Strategies

The Fund's investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.

The Fund is commonly referred to as a "fund of funds."  Investment Managers generally conduct their investment programs through unregistered investment vehicles that have shareholders, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds").  Although the Fund currently intends to invest its assets primarily in Investment Funds, the Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis.  In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member.  (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers.")

The Fund is a multi-strategy fund that seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Funds and Investment Managers which the Adviser believes have produced attractive returns over time.  By diversifying both the approach by which the Fund's assets are invested, and the types of instruments in which they are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs, and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk.  See "Risk Factors."  For purposes of the Fund's investment restrictions and investment limitations under the Investment Company Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.  The Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company Act will also apply to the Investment Funds managed by Subadvisers.

The Adviser seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to traditional benchmarks and demonstrates a balance of strategies, markets, risks and types of money managers.  The Adviser will monitor the correlation between Investment Managers and assess how these correlations may change in various market scenarios, especially in a stress environment.  The Adviser seeks to use a variety of Investment Managers that trade in diverse markets, utilize different trading strategies, construct varying types of portfolios and layer capital in a manner that is consistent with the risks embedded in their respective trading philosophies.

The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

To attempt to hedge against exposure to various markets, investments or investment styles at a time when the Adviser does not desire to divest the Fund of any Investment Funds, or as a means to reduce the Fund’s position in any Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate, the Fund may use derivatives.  The Adviser believes that it will utilize principally put options and futures contracts for these purposes.  The Adviser may also seek exposure to, or hedge against exposure to, various markets through direct investment (including short sales) by investing directly in equities, fixed income securities and other pooled investment vehicles, such as exchange-traded funds.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds, and Investment Managers have broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including activities not described herein, to the extent that the Adviser deems appropriate.

The Adviser follows certain general guidelines when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply the guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and, therefore, the selection of Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified or eliminated at the discretion of the Adviser.  In addition, some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

The selection guidelines currently used by the Adviser are as follows:

Filtering Investment Manager Candidates.  The Adviser will use a variety of information sources to identify prospective investments, including but not limited to databases, prime brokers, proprietary UBS resources and other industry contacts.  These sources should help narrow down the investable universe to less than 500 funds.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of onsite and offsite interviews and substantial other due diligence of an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the Investment Manager's Investment Fund an investment edge.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

Investment Strategies of Investment Managers
Investment Managers may employ various investment strategies, which can involve all types of equity and fixed income securities, currencies, loans, contracts or derivatives on such instruments.  The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions.  The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage.  Accordingly, the Fund may not invest in all of the following strategies, and the Fund may consider investment in Investment Funds that pursue a wide range of other investment or market strategies, including activities not described herein.  The Fund's allocation to these strategies is not fixed and will likely not be equally weighted.

The following descriptions are summaries only and do not purport to be complete.  Investments according to the strategies identified below present significant risks.  See "Risk Factors" and "Investment Objectives and Principal Strategies – Investment Strategies of Investment Managers."

Equity Hedged

This strategy involves taking simultaneous long and short positions in certain equity securities in an attempt to profit from directional movements in the securities.  Investment Managers also may use derivative instruments to counter-balance perceived market risks to an equity portfolio, and often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of capital appreciation through individual stock selection.

Relative Value:  Fixed-Income Arbitrage

This strategy involves identifying and profiting from perceived inefficiencies in the pricing of related interest rate instruments.  Some Investment Managers focus only on U.S. markets while others focus in whole or in part on global capital markets.  The goal of most fixed-income arbitrageurs is to deliver steady returns with low volatility.  Fixed-income arbitrage can include, among others, interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage or a combination of each.

Relative Value:  Convertible Arbitrage

This strategy involves investing in the convertible securities of companies and then selling short common stock as a hedge.  Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-liked instruments traded in this strategy.  The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option.

Relative Value:  Mortgage-Backed and Asset-Backed Securities

This strategy involves investing in securities that represent an interest in a pool of mortgages (MBS), or in a pool of credit card receivables or other types of loans (asset-backed securities or ABS).  The investment characteristics of these instruments differ from traditional debt securities.  Interest and principal payments are made more frequently, usually monthly, than is the case with traditional debt securities, and principal generally may be prepaid at any time.

Merger Arbitrage

This strategy involves capturing the price spread between current market prices and the value of financial instruments upon successful completion of a merger, acquisition or contract for control.  The width of the spreads reflects the market's willingness to take on transaction risk.  Transactions that have a perceived high probability of not being consummated will tend to trade with a much wider spread than straightforward synergistic mergers.  Legal, tax and regulatory issues add to the risk that the deal will not be consummated.

Credit

Credit-based trading strategies generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets.  Generally these types of investments are based on a "bottom-up" approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes.  Investment Managers may also rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments.

Distressed Assets

This strategy involves investing in bank loans, trade claims, equity securities, debt securities and other indebtedness of financially distressed or highly leveraged companies.  These Investment Managers are expected to concentrate their investments in the debt of companies where the Investment Managers believe the price of a security or asset has declined to the point that underlying asset values limit downside risk and there is meaningful upside potential.

Trading:  Macro

A global macro trading strategy involves investing in equity, fixed-income, foreign exchange and commodity markets around the world.  Macro Investment Managers focus on underlying macroeconomic fundamentals in developing their investment theses.  Monetary policy shifts, fiscal policy shifts, gross domestic product growth and inflation are all considered in developing a market view.

Trading:  Discretionary

A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views.  The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets.

Trading:  Systematic

This trading strategy generally involves the trading of listed financial and commodity futures in interbank currency markets around the world.  Systematic traders tend to utilize sophisticated technical models to analyze price and market data in order to identify trends across a broad range of markets.

Trading:  Emerging Markets

This strategy involves investment in the equity, fixed-income and currency markets of less developed countries.  The liquidity and market capitalization of emerging markets is very limited and financial instruments tend to be correlated to each other.  Short-term capital flows can be volatile and can cause emerging markets to move together.  Most emerging market managers tend to have a long bias to equities.

Potential Benefits of Investing in the Fund

An investment in the Fund enables shareholders to invest with Investment Managers whose services generally are not available to the investing public, whose Investment Funds may be closed from time to time to new shareholders or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  An investment in the Fund also enables shareholders to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on shareholders.
In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers.  The Adviser expects that by investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager or single strategy.

The Adviser
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement.  The Adviser is a direct wholly-owned subsidiary of UBS AG ("UBS AG"), a Swiss bank.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts with total assets under management as of October 1, 2010 of approximately $23.3 billion.  See "Management of the Fund."

Advisory Fee
The Fund will pay the Adviser a monthly fee (the "Advisory Fee") at an annual rate of 1.50% of the Fund's net assets for the month.  The Advisory Fee is paid to the Manager out of the Fund's assets.  The Advisory fee is in addition to the asset-based fees charged by the Investment Funds.

Incentive Fee
The Fund pays the Adviser, generally at the end of each fiscal quarter and at certain other times, an incentive fee (the "Incentive Fee") equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal period (defined below) and net of Fund expenses, including the Advisory Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal period.  The Incentive Fee is in addition to the incentive fees payable in respect of the Investment funds (generally approximating 20% of net profits) charged by the Investment Managers.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value.  Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on an intra-quarter repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines within the quarter.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of any fiscal period.  The "fiscal period" is normally each fiscal quarter, except that, whenever there are share repurchases pursuant to periodic tender offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period.  In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares (as defined below) being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) is paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Advisory Fee payable by the Fund is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds"),  which typically charge investors management fees of 2% and performance fees of 20%, engaging in similar strategies.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

Other Fees and Expenses
BNY Mellon Alternative Investment Servicing (US) Inc., as fund administrator (the "Fund Administrator"), performs certain administration, accounting and shareholder services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  In consideration for these services, the Fund and certain of these other investment funds pay the Fund Administrator an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of the Fund Administrator's expenses.

The Fund will bear all expenses incurred in the business of the Fund.  The Investment Funds will bear all expenses incurred in the business of the Investment Funds.  See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Expense Limitation and Reimbursement Agreement
The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a three-year term ending ___________, 2014 (the "Limitation Period") which limits the amount of "Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Advisory Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) brokerage costs, (v) interest payments and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser).  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue to bear the Specified Expenses at any time in its sole discretion upon appropriate notice to the Fund.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Borrowing
The Fund is authorized to borrow money for investment purposes and to meet requests for tenders.  The Fund is not permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the Investment Company Act) of less than 300%.  See "Risk Factors—"Investment Managers' Use of Leverage Involves Risk of Loss" and "—The Fund May Borrow Money."

Special Investment Techniques
The Fund expects to use derivatives primarily as a means to reduce its position in an Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate.  To accomplish these objectives, the Adviser believes that it will utilize principally put options and futures contracts.

The Fund may sell securities short in pursuit of its investment objective, although no assurance can be given that the Fund will engage in short sales.  The Fund may hedge against foreign currency risks, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective.  There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful.  The Fund also may lend portfolio securities.  See "Risk Factors."

Shareholder Qualifications
Shares will be sold only to investors who meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  Before you may invest in the Fund, your financial adviser or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Declaration of Trust (the "Trust Agreement").  (The form of the shareholder certification (the "Shareholder Certification") that you will be asked to sign is attached to this prospectus as Appendix A.)  If your Shareholder Certification is not received and accepted by the Fund's Distributor (as defined below), your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the Shareholder Certification.  If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void.  The Fund, in its discretion, may suspend applications for Shares at any time.  See "Shareholder Qualifications."

Shareholder Suitability
An investment in the Fund involves a considerable amount of risk.  You may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Shareholders have no right to require the Fund to redeem their Shares in the Fund.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

The Offering
The Fund is offering up to $500 million of shares of beneficial interest (the "Shares") on a continuous basis through UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund to act as distributor of its Shares, the "Distributor").  The Distributor may accept orders for any lesser amount.  The Adviser and the Distributor may pay from their own resources compensation to the Distributor's or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

The initial closing date for subscriptions for Shares is currently anticipated to be on or about March 1, 2011 (the "Initial Closing Date").  Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share.  Each date on which Shares are delivered is referred to as a "Closing Date."  Prior to the receipt and acceptance of a Shareholder Certification, an investor's funds will be held in escrow.

Generally, the stated minimum investment is Shares with a value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial amount.  The Fund, in its sole discretion, may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's investment.

Distribution Policy
The Fund pays dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund pays substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on the Shareholder Certification.  Thereafter, shareholders are free to change their election at any time by contacting the Fund Administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis.  To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund.  In addition, with very limited exceptions, the Fund's Shares are not transferable and liquidity will be provided only through limited tender offers described below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Repurchase of Shares
No shareholder will have the right to require the Fund to redeem the shareholder's Shares in the Fund.  The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  These repurchases will be made at such times and on such terms as may be determined by the Fund's Board of Trustees (the "Board") in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders in September 2011 and quarterly thereafter.

If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares.  As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.  See "Redemptions, Repurchases of Shares and Transfers—Repurchase of Shares."

In addition, the Fund may repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such Shares.  See "Redemptions, Repurchases of Shares and Transfers—No Right of Redemption or Transfer" and "—Repurchases of Shares."

Taxation
The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").  As a RIC, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to shareholders.  The Fund intends to distribute its income and gains in a way that it will not be subject to a federal excise tax on certain undistributed amounts.  Fund dividends and capital gains distributions, if any, are taxable to most investors and will be taxable whether or not they are reinvested in shares.

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to "look through" to the character of the income, assets and investments held by the Investment Funds. However, unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its asset, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to shareholders in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  (See "Taxes" and, in the SAI, "Tax Aspects.")

Risk Factors	An investment in the Fund involves a high degree of risk. Risks of investing in the Fund, or in an investment vehicle managed by Subadvisers, include:

	●	Shareholders may lose capital.

●
The Fund is newly organized and has no operating history, and the Investment Managers, in some cases, may also be newly organized or have only limited operating histories upon which to evaluate their performance.  The Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

●
The Fund's performance depends upon the performance of the Investment Managers and selected strategies, the adherence by the Investment Managers to their selected strategies, the instruments used by the Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate Fund assets among them.

●
Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

●
Individual Investment Managers may invest in highly speculative strategies, which involve significant risk of loss, including those in which the Investment Managers may sell securities short, concentrate investments in foreign currencies, focus on emerging markets or invest solely in volatile industry sectors.

	●	Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

	●	Investment Managers may invest without limitation in restricted and illiquid securities.

	●	Investment Managers may invest in below-investment grade debt or so-called "junk bonds."

●
Investment Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements.

●
The Investment Managers may seek to profit from the occurrence of specific corporate events, where a delay in the timing of such events, should they occur at all, may have a significant negative effect on the Investment Funds', and thus the Fund's, investment.

●
Investment Managers may seek to predict the direction of complex markets, including international securities, foreign currencies and commodities of all types, using highly volatile futures contracts and other derivative instruments.

	●	Investment Managers may use model-based strategies that, while historically effective, may not be predictive on an ongoing basis.

●
Incentive fees charged by Investment Managers may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees; because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains; the Adviser's receipt of the Incentive Fee will give rise to similar risks.

●
An Investment Manager may focus on a particular industry or industries, which may subject its Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

	●	Investment Managers may focus on securities of non-U.S. issuers, including those located in developing countries.

	●	Investment Funds may have a high portfolio turnover rate.

●
The Fund may borrow money (or leverage) to fund investments in Investment Managers and to take exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Fund's Shares.

	●	Investment Managers may use derivatives for hedging and non-hedging purposes.

	●	The Fund may invest in put options or utilize futures contracts to reduce its position in Investment Funds.

	●	The Adviser and the Investment Managers may have conflicts of interests.

●
The Fund is classified as a "non-diversified" investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

●
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short.  An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses

●
Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.  Although the Fund may offer to repurchase Shares from time to time, a shareholder may not be able to liquidate its Shares for up to two years.

	●	The Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

●
Many of the Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser, and the price at which purchases and repurchases of Shares are made.

●
To the extent that the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

Because the Fund is a multi-manager, multi-strategy fund, shareholders are subject to additional risks, including:

●
Underlying Investment Funds generally will not be registered as investment companies under the Investment Company Act, and, therefore, the Fund will not be able to avail itself of Investment Company Act protections.

	●	Shareholders in the Fund will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

●
The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares.  In most cases, the Adviser has little or no means of independently verifying this information.

	●	The net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds. This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders.

●
The Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.

●
Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and which may involve risks under some market conditions that are not anticipated by the Adviser.

	●	Shareholders in the Fund will bear two layers of asset-based fees, incentive fees and expenses—one at the Fund level and one at the Investment Fund level.

	●	Investment Managers may receive compensation from the Fund for positive performance of an Investment Fund even if the Fund's overall returns are negative.

	●	Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting.

●
At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

●
Investments in underlying Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Fund.  Some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date.  Additionally, some Investment Funds may suspend the redemption rights of their shareholders, including the Fund, from time to time.

●
Investment Funds generally are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund, but may not, however, be successful.

●
The Fund may not be able to vote on matters that require the approval of the limited partners of an underlying Investment Fund, including a matter that could adversely affect the Fund's investment in it.

●
The Fund may have indemnification obligations to Investment Funds and their Investment Managers.  The Investment Managers may, in turn, have indemnification obligations to third party service providers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment.  An investment in the Fund should be viewed only as part of an overall investment program.  No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.  The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles.  This is because the shareholders in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive fees, charged at the underlying Investment Fund level.

Shareholder Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None
Offering Expenses borne by the Fund (as a percentage of offering amount)	[__]%

Annual Expenses (as a percentage of net assets attributable to Shares)(2)
Advisory fee	[__]%(3)
Other expenses	[__]%(4)
Acquired fund fees and expenses (Investment Fund fees and expenses)(5)	[__]%

Total annual expenses(6)	[__]%(7)

————

(1)
Generally, the stated minimum initial investment in the Fund is Shares with an initial value of at least $50,000, which minimum may be reduced for certain shareholders.  Investments may be subject to a waivable sales load of up to 2%.  See "Plan of Distribution."

(2)
The Fund does not currently invest in accounts or funds managed by Subadvisers (see the definition of "Subadviser" on page 1).  Accordingly, the Fund does not indirectly incur any additional expenses associated with such investments.

(3)
In addition to the Advisory Fee, the Fund pays the Adviser, generally at the end of each fiscal quarter and at certain other times, an Incentive Fee equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal period, net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative losses") have been recovered by the Fund.  The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances.  The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund.  The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

(4)
Because the Fund is newly organized, this amount is based on estimated net assets of the Fund of $490 million.  Other Expenses, expressed as a percentage of the Fund's net assets, may be higher if net assets of the Fund are less than $490 million.  The Fund's annual expense ratio will increase or decrease over time as the Fund's asset level decreases or increases, respectively, and as actual Fund expenses may vary.  See "Management of the Fund—Other Expenses of the Fund."  This figure includes the Fund's organizational and offering expenses, which are not expected to exceed $500,000 in the aggregate.

(5)
Includes the fees and expenses of the Investment Funds in which the Fund intends to invest based upon the anticipated net proceeds of this offering of approximately $490 million.  Some or all of the Investment Funds in which the Fund intends to invests charge incentive fees or allocations based on the Investment Funds' earnings.  The incentive fees or allocations charged by Investment Funds in which the Fund intends to invest generally approximate 20% of net profits.  The "Acquired fund fees and expenses" disclosed above are based on historic earnings of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired fund fees and expenses."  The Adviser estimates that approximately [__]% (as a percentage of the net assets attributable to Shares) of the [__]% shown as "Acquired fund fees and expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately [__]% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

(6)
The Adviser has voluntarily agreed to bear certain expenses borne by the Fund so that operating expenses of the Fund do not exceed an annual rate of 1.5% of the Fund's net assets (computed and applied on a monthly basis).  The Adviser may discontinue this reimbursement at any time.  This voluntary action does not cover:  (i) the Advisory Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) brokerage costs, (v) interest payments and (vi) extraordinary expenses (as determined at the sole discretion of the Adviser).  See "Management of the Fund—Expense Limitation and Reimbursement Agreement."

(7)	Total annual expenses shown in the table will increase or decrease over time based on the Fund's asset level and other factors.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder in the Fund.  The annual "Other expenses" shown above are estimated based on estimated net assets of the Fund of $490 million and anticipated expenses for the first year of the Fund's operations, and includes, among other things, fees and other expenses that the Fund will bear directly, including the Fund's organizational expenses, initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian.  In the event that the net assets of the Fund were to be substantially smaller than $490 million, the Fund's estimated expenses as a percentage would be higher than the estimates presented above.  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

Example
	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses, including a sales load* (see footnote 1 above), on a $1,000 investment, assuming a 5% annual return:	$[___]	$[___]	$[___]	$[___]

————

* Without the sales load, the	1 Year	3 Years	5 Years	10 Years
expenses would be:	$[___]	$[___]	$[___]	$[___]

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown (and "Acquired fund fees and expenses" may also be greater or less than that shown).  The Fund's offering costs are not reflected in the table or in the example.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive fees.

PRIVACY NOTICE
This notice describes the Fund's privacy policy.  The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.  The Fund collects personal information for business purposes to process requests and transactions and to provide customer service.  "Personal Information" is obtained from the following sources:

●           Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

●           Written and electronic correspondence, including telephone contacts; and

●           Transaction history, including information about Fund transactions and balances in your accounts with the Distributor or its affiliates or other Fund holdings and any affiliation with UBS and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts.  Employees are required to maintain and protect the confidentiality of Personal Information.  The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser, the Distributor and its various other affiliates for business purposes, such as to facilitate the servicing of accounts.  The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund.  The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law.  The Fund endeavors to keep its customer files complete and accurate.  The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

Identifying the appropriate investment strategies, Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.  The success of the Fund depends in large part upon the ability of the Adviser and the Investment Managers to develop and implement investment strategies that achieve the Fund's investment objectives.  See "—Conflicts of Interest."  In addition, although the Adviser expects to monitor the Investment Managers to which the Fund allocates its capital, it is always possible that a number of the Investment Managers might take substantial positions in the same instruments or markets at the same time, thereby interfering with the Fund's investment goal.

The Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a substantial number of independent board members, and statutory protections against self-dealing by the Investment Managers.  In addition, market conditions and trading approaches are continually changing, and a particular Investment Manager's past successful performance may be largely irrelevant to such Investment Manager's prospects for future profitability.  Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information.  Furthermore, the net asset values received by the Fund from such Investment Managers may typically be estimates only.  In addition, certain securities in which an Investment Fund may invest may not have a readily ascertainable market price.  Such securities will generally be valued by Investment Managers, which valuation will be conclusive with respect to the Fund, even though such Investment Managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.  The Fund may rely on estimates of the value of these investments when calculating its net asset value.  The Fund may suspend the calculation of its net asset value under certain conditions.

The valuation of the Fund's investment in an Investment Fund, as provided by an Investment Manager as of a specific date, may vary from the fair value of the investment as determined under procedures adopted by the Fund's Board of Trustees.  Shareholders should recognize that valuations of illiquid securities, such as interests in Investment Funds, involve various judgments and consideration of factors that may be subjective.  As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Investment Funds.  This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders.  For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from an Investment Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to shareholders remaining in the Fund, but a shortfall to tendering shareholders.  The Adviser will attempt to resolve any conflicts between valuations assigned by an Investment Manager and fair value as determined by the Adviser and Administrator by seeking information from the Investment Manager and reviewing all relevant available information.  Such review may result in a determination to change the fair value of the Fund's investment.

An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.  The investment strategies and styles used by an Investment Manager are subject to change without notice.  For information about an Investment Fund's net asset value ("NAV") and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares.  Shareholders in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be shareholders in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their affiliates.

The Adviser will not have any control over the investments made by Investment Managers.  The Adviser may, however, reallocate the Fund's investments among the Investment Funds, but the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Investment Funds.  These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should an Investment Manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser.  Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Investment Funds that are poorly performing or have otherwise had adverse changes.  In addition, at times when Investment Funds offer limited availability to shareholders, the Adviser may allocate such limited availability among and between multiple entities managed by it or its affiliates, resulting in a Fund portfolio which differs from the portfolio which might result if the Adviser only managed the Fund.  Although the Adviser intends to use certain criteria in evaluating and monitoring Investment Funds, there is no assurance that the Adviser will use the same criteria for all Investment Funds.  Although the Adviser employs a due diligence process to review each Investment Manager's back office and accounting systems and obtains third party verifications and background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager's operations and activities.

A shareholder who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers.  These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment.  By investing in the Investment Funds indirectly through the Fund, the shareholder bears two layers of asset-based fees, expenses and incentive fees—at the Fund level and the Investment Fund level.  In the aggregate, these fees might exceed the fees that would typically be incurred by a direct investment with a single Investment Manager or Investment Fund.  The Fund may also invest in Investment Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees.  In the aggregate, these fees and expenses can be substantial and will adversely affect the value of any investment in the Fund.

Each Investment Manager will receive any incentive fees to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally.  Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from shareholders, even if the Fund's returns are negative.  Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other.  As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.  Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

The Investment Managers have exclusive responsibility for making trading decisions on behalf of the Fund.  The Investment Managers also manage other accounts (including funds and accounts in which the same Investment Managers may have ownership interests) which, together with accounts already managed by such Investment Managers, could compete for the same trades an Investment Manager might otherwise make on behalf of the Fund, including competition for priority of order entry.

The Investment Managers have varying levels of experience.  The Investment Managers and their principals may employ trading methods, policies and strategies which may differ from those of other Investment Managers, and which may deviate from the Adviser's expectations concerning such methods, policies and strategies.  Therefore, the results of any Investment Manager's investments on behalf of the Fund may differ from those of the other accounts operated by the Investment Managers and from results anticipated by the Fund's models and projections.

Investment Managers are subject to various risks, including, but not limited to, operational risks such as the ability to provide an adequate operating environment for an Investment Fund such as back office functions, trade processing, accounting, administration, risk management, valuation services and reporting.  Investment Managers may also face competition  from  other investment  funds  which may be more established and have larger capital bases and have larger numbers of qualified management and technical personnel.  Additionally, certain Investment Managers may pursue over time different investment strategies which may limit the Fund's ability to assess an Investment Manager's ability to achieve its long-term investment objective.  Furthermore, an Investment Manager may face additional risks as the assets of an Investment Fund increase over time.  In such instances, an Investment Manager may be unable to manage an Investment Fund's increased assets effectively because it may be unable to maintain the Investment Fund's current investment strategy or find the types of investments better suited for an Investment Fund with an increased capital basis.

The Fund seeks to disperse its assets among various Investment Managers.  Such dispersion may not be achieved as a result of insufficient investment opportunities or insufficient investable assets as a result of insufficient subscriptions or withdrawals  by shareholders.  In addition, although the dispersion of the Fund's investments in a variety of securities and industries is intended to reduce the Fund's exposure to adverse events associated with specific issuers or industries, the number of investments by Investment Funds will be limited, and the portfolios of some Investment Funds may be highly concentrated in particular companies, industries or countries.  As a consequence, the Fund's returns as a whole may be adversely affected by the unfavorable performance of even a single investment by an Investment Fund.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund.  See "Investment Objective and Principal Strategies—Investment Objective."

Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months.  The Fund may use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods.  No assurance can be given that the Fund will do so or, if it does, that the Fund will do so successfully.

Generally, Investment Funds are permitted to redeem their securities in-kind.  Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund.

Like an investment in the Fund, investments in the Investment Funds generally will be illiquid.  The governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of a shareholder's Shares and the ability of any shareholder to withdraw its investment in certain circumstances.  Additionally, Investment Funds may charge fees in respect of withdrawals or redemptions, and may suspend the redemption rights of their shareholders, including the Fund, from time to time.  Certain Investment Funds have limitations on the ability to withdraw or redeem assets, and some Investment Funds will not permit withdrawals at the same time as the Fund.  As a result, the liquidity of the Fund's Shares may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its shareholders.  In addition, Investment Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and an Investment Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in  the  over-the-counter  markets.  Restricted securities may sell at a price lower than similar  securities that are  not subject to restrictions on resale.  Some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may not be able to redeem those investments in kind.  In such circumstances, the Fund's ability to provide liquidity to shareholders could be adversely affected.

The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares.  In addition, Investment Managers may have indemnification obligations to the respective service providers they employ.

Business and Regulatory Risks of Investment Funds

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Investment Funds' investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on the Fund could be substantial and adverse.

Hedging Strategies

The  Investment Managers and Investment Funds may engage in hedging strategies, which use short sales, derivatives, options, interest rate swaps, caps and floors, futures  and  forward  contracts  and other derivatives in an effort to  protect assets from losses due to declines  in  the  values  of  their  portfolio.  Similarly, the Fund may, but is not required to, attempt to hedge against exposure to various markets, investments or investment styles through the use of such instruments or investment techniques.  Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value.  Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase.  It may not be possible for the Investment Managers or the Investment Funds to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible, or desirable, to hedge against certain changes or events at all.  There can be no assurances that these hedging strategies will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions.

No assurance can be given that Investment Managers or the Adviser will employ hedging strategies with respect to all or any portion of a given Investment Fund's, or the Fund's, assets.  To the extent that hedging transactions are effected, their success is dependent on each  Investment Manager's  ability  to correctly  predict movements in  the direction  of currency or interest rates, the equity markets or sectors thereof or other events being hedged against.  Therefore, while the Fund or an Investment Manager may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Fund or Investment Manager had not engaged in any such hedge.   In addition,  the  degree  of  correlation  between  price  movements  of  the  instruments  used  in  a hedging  strategy  and  price  movements  in  the  portfolio  position  being  hedged  may  vary.  Moreover,  for  a  variety  of reasons, the Investment Managers may not  seek  to establish a  perfect correlation between such hedging instruments and  the  portfolio  holdings  being  hedged.  Such imperfect correlation may prevent the Investment Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

Investment Funds May Invest Significantly in Volatile Sectors and Markets

One or more Investment Managers, from time to time, may invest a substantial portion of its Investment Fund's assets in an industry sector.  As a result, the investment portfolios of these Investment Funds (as well as the Fund's portfolio) may be subject to greater risk and volatility than if investments had been made in a broader range of issuers.  In addition, an Investment Fund's emphasis in a particular sector may be especially volatile.  To the extent that the Fund's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of issuers in a single industry, the risk of any investment decision is increased.

Market Fluctuations Will Affect the Fund's Returns

The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets.  That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions such as the one that the market is experiencing currently.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity such as the one that the market has recently experienced.  Therefore, the Fund's NAV will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Investment Strategies May Involve Risk of Loss

Some of the principal risks of the Fund's identified investment strategies are set forth below.  Depending on economic and market conditions, other risks may be present.

Relative Value: Fixed-income Arbitrage.  Fixed-income arbitrage strategies generally involve spreads between two or more positions.  To the extent the price relationships between such positions remain constant, no gain or loss on the position will occur.  Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position.  Substantial risks are involved in trading in U.S. and non-U.S. government securities, corporate securities, investment company securities, mortgage-backed and asset-backed securities, futures and options, rate caps, rate swaps and the various other financial instruments and investments that fixed-income arbitrage strategies may trade.  Substantial risks also are involved in borrowing and lending against such investments.  The prices of these investments can be volatile, market movements are difficult to predict, and financing sources and related interest and exchange rates are subject to rapid change.  Certain securities may be subordinated (and thus exposed to the first level of default risk) or otherwise subject to substantial credit risks.  Government policies, especially those of the Federal Reserve Board and foreign central banks, have profound effects on interest and exchange rates that, in turn, affect prices in areas of the investment and trading activities of fixed-income arbitrage strategies.  Many other unforeseeable events, including actions by various other government agencies and domestic and international political events, may cause sharp market fluctuations.  Convertible arbitrage strategies and mortgage-backed and asset-backed securities strategies present similar risks.

The success of the investment activities of an Investment Manager involved in fixed-income and convertible bond arbitrage will depend on such Investment Manager's ability to identify and exploit price discrepancies in the market.  Identification and exploitation of the market opportunities involve uncertainty.  No assurance can be given that an Investment Manager will be able to locate investment opportunities or to correctly exploit price discrepancies.  A reduction in the pricing inefficiency of the markets in which such Investment Manager will seek to invest will reduce the scope for the Investment Manager's investment strategies.  In the event that the perceived mispricings underlying such Investment Manager's positions were to fail to materialize as expected by such Investment Manager, the Fund could incur a loss.

Merger Arbitrage.  Merger arbitrage investments often incur significant losses when proposed transactions, including anticipated merger or acquisition transactions, are not consummated.  The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events;  (v) failed financings; (vi) opposition of the management or shareholders of the target company, which often results in litigation  to  enjoin  the  proposed  transaction;  (vii) intervention of  government agencies; (viii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (ix) an attempt by a third party to acquire the offeror; (x) in the case of a merger, failure to obtain the necessary  shareholder approvals; (x) market  conditions resulting in material changes in  securities prices; and (xi) compliance with any  applicable legal requirements.  Merger arbitrage positions also are subject to the risk of overall market movements.  To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.  Merger arbitrage strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature.

Distressed Assets.  Some Investment Funds may invest in equity and debt securities or other claims of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings.  Investments of this type should be considered speculative, as they involve substantial financial and business risks that can result in substantial or, at times, even total losses.  Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain accurate information as to the condition of such issuers.  In addition, the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  Further, there is no minimum credit standard that is a prerequisite to an Investment Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the Bankruptcy Court's power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security or claim in respect of which such distribution was made.

Trading: Macro.  The success of global macro strategies will depend on an Investment Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets.  These strategies typically employ significant leverage that will magnify the Investment Funds' risk exposure, including risk of loss.  Discretionary Strategies present similar risks.

Trading: Systematic.  Systematic traders generally trade listed financial and commodity futures and interbank currency markets around the world.  Systematic traders utilize sophisticated technical models to analyze price and market data in order to identify trends across a broad range of markets.  While many Investment Managers focus on identifying "long-term" trends (six months to one year), others have constructed models to predict short-term momentum and counter-trend price moves.  Derivative instruments may be used by Investment Managers to efficiently leverage their portfolios.

Trading: Emerging Markets.  Some Investment Funds may concentrate in specific regions or countries, some of which may be considered emerging markets.  See "—The Investment Funds' Foreign Investments Involve Risk of Loss" for additional risks associated with investments in global markets, including emerging markets.

The Funds' and the Investment Funds' Use of Short Selling is Highly Speculative

The Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes.  Similarly, the Fund may engage in short-selling for hedging purposes.  To effect a short sale, the Fund or an Investment Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer, with an obligation to replace the borrowed securities at a later date.  The Fund or an Investment Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Short-selling allows the shareholder to profit from declines in market  prices  to the extent such declines exceed the transaction costs and the costs of borrowing the securities.  In certain circumstances, these techniques can substantially increase the impact of adverse price movements on the Fund's or an Investment Fund's portfolio.  A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss.  There can be no assurance that the securities necessary to cover a short position will be available for purchase.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Short selling is a speculative investment technique that involves expenses to the Fund and Investment Funds and the following additional risks:

●	While the potential gain on a short sale is limited, the loss is theoretically unlimited

●	It can increase the effect of adverse price movements on the Fund's or Investment Fund's portfolio

●	The Fund or Investment Fund may not be able to close out a short position at any particular time or at the desired price

●
The Fund or Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund or Investment Fund, thus increasing the price the Fund or Investment Fund may have to pay for the security and causing the Fund or Investment Fund to incur losses on the position

●	If the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions

●	Certain foreign markets may limit the Fund's or Investment Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Fund's or Investment Funds' ability to execute a short selling strategy may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Fund or Investment Funds.

Investing in Convertible Securities Involves Risk of Loss

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have higher yields than common stocks (but lower yields than comparable non-convertible securities), are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The market value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" or "option value" (the security's worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer may have a large effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  Exchangeable convertibles carry the credit risk of the issuer, but the conversion value is dependent on the value of the common stock of the other company into which they are convertible.

A convertible security may be subject to redemption at the option of the issuer at a price and date established in the convertible security's governing instrument.  If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the fund's ability to achieve its investment objective.

The Fund May Borrow Money

The Fund may borrow money for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's Shares.  The Fund also may borrow money to fund investments in certain Investment Managers, subject to the lenders' terms.  If the Fund borrows money, its NAV may be subject to greater fluctuation until the borrowing is repaid and the risks of leverage described under "—Investment Managers' Use of Leverage Involves Risk of Loss" will be present.  The Fund would expect to repay leverage used to fund investments by selling its interests in Investment Funds.  If the Fund were unable to sell a sufficient value of interests in Investment Funds to repay these borrowings, the Fund could remain leveraged or it could reduce its leverage by using the proceeds of subsequent offerings of Shares.  Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will magnify the potential volatility of the value of the Fund's Shares.

Borrowings by the Fund may be made on a secured basis.  The Fund's custodian will then either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian.  If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.  In the event of a default, the lenders will have the right, through the Fund's custodian, to redeem the Fund's investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund's shareholders.  The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.

Investment Managers' Use of Leverage Involves Risk of Loss

The Fund, Investment Managers and Investment Funds may borrow money for investment and other purposes, and may directly or indirectly borrow funds from brokerage firms and banks.  Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks and has the effect of potentially increasing losses.  In addition, the Fund, Investment Managers and Investment Funds may leverage their investment returns with options, swaps, forwards and other derivative instruments.

Although leverage will increase investment return if the Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Investment Fund fails to earn as much on such investments as it pays for the use of such funds.  Using leverage, therefore, will magnify the volatility of the value of the Investment Fund's investment portfolio.  If the Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in the aggregate value of an Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Any event that adversely affects the value of an investment would be magnified to the extent that leverage is employed.  The cumulative effect of the use of leverage by the Fund or an Investment Fund, directly or indirectly, could result in a loss to the Fund that would be greater than if leverage were not employed.  In addition, to the extent that the Fund or Investment Funds borrow funds, the rates at which they can borrow will affect the operating results of the Fund.

The Investment Company Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of an investment company's total indebtedness may not exceed one-third of the value of its total assets, including the proceeding such indebtedness, measured at the time the investment company incurs the indebtedness.

To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement.  These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

In addition, the Investment Funds' anticipated use of short-term margin borrowings will generally result in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Investment Funds' margin accounts decline in value, or should brokers from which the Investment Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Investment Funds could be subject to a "margin call," pursuant to which the Investment Funds must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of an Investment Fund, the Investment Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

The Investment Funds' Foreign Investments Involve Risk of Loss

One or more Investment Managers may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers.  Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Foreign investments face specific risks, which include:

●	unfavorable changes in currency rates and exchange control regulations

●	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

●	reduced availability of information regarding foreign companies

●	different accounting, auditing, financial and legal standards and possibly less stringent reporting standards and requirements

●	reduced liquidity and greater volatility

●	increased brokerage commissions and custody fees

●
securities markets which are less developed than in the United States may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the United States

●	foreign withholding taxes

●	delays in settling securities transactions

●	political and social uncertainties

●	threat of nationalization and expropriation and confiscatory taxation

●	limits on the amounts of investment by foreign persons in particular issuers

●	limits on the investment by foreign persons to specific classes of securities with less advantageous rights

●	general social, political and economic instability and adverse diplomatic developments

●	the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility

In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

●	inflation and rapid fluctuations in inflation

●	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

●	high concentration of investors and financial intermediaries

●	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

●	overburdened infrastructure and obsolete or unseasoned financial systems.

The Investment Funds may also invest a portion of their assets in foreign currencies, or in instruments denominated in foreign currencies, the prices of which are determined with reference to currencies other than the U.S. dollar.  An Investment Fund may or may not seek to hedge all or any portion of its non-U.S. currency exposure.  To the extent unhedged, the value of an Investment Fund's assets will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the other currencies in which such Investment Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such Investment Fund's securities in their local markets.  Conversely, a decrease in the value of the U.S.  dollar will have the opposite effect on an Investment Fund's non-U.S.  dollar securities.

Shareholders Will Have Only Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term investors.  Shares in the Fund will not be traded on any securities exchange or other market.  With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited tender offers.  These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders in September 2011 and quarterly thereafter.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold.  Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell.  It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Restricted and Illiquid Investments Involve the Risk of Loss

The Investment Managers may invest without limitation in restricted securities and other investments which are illiquid, which may include so-called "PIPE" (private investments in public equity) securities.  Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell.  Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Subadvisers will be valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board.  Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.  An Investment Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid.  Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, which provide for their separate liquidation over a much longer period than an investment in the Investment Fund.  Were the Fund to seek to liquidate its investment in an Investment Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable.  During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.  Additionally, the Fund's repurchase process could involve substantial complications and delays, as the ability of the Fund to honor repurchase requests is dependent in part upon the Fund's ability to make withdrawals from Investment Funds which may be delayed, suspended altogether or not possible because, among other reasons, (i) many Investment Managers permit withdrawals only on an infrequent basis, which timing is not likely to coincide with the repurchase dates of the Fund, (ii) some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date, and (iii) the Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights.  Some Investment Funds also may suspend the redemption rights of their shareholders, including the Fund, from time to time.  The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

The Fund's Use of Options and Futures Contracts Involves Risks

The Fund expects to use derivatives primarily as a means to hedge against exposure to various markets, investments or investment styles at a time when the Adviser does not desire to divest the Fund of any Investment Funds, or as a means to reduce its position in an Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate.  To accomplish these objectives, the Adviser believes that it will utilize principally put options and futures contracts.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When put options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  The Fund may purchase put options on specific securities or on baskets of securest.  The Fund may also purchase put options on stock indexes listed on national securities exchanges or trade in the over-the-counter market.

No assurance can be give that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trade may be made that day at price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trade, thereby preventing prompt liquidation of futures positions and potentially subject the fund to substantial losses.  Successful use of futures also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market.

The Fund may also purchase and sell stock index futures contracts.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by the fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

See “Additional Investment Policies—Special Investment Techniques” in the Fund's SAI.

The Investment Funds' Use of Derivatives Involves Risk

Some of the Investment Funds may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, for investment or hedging purposes.  The use of these instruments involve the following risks, among others:

●	Derivatives can be volatile.

●
Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's performance.

●	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

●	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions.

●	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

The stability and liquidity of Derivatives depend in large part on the creditworthiness of the parties to the transactions.  It is expected that each Investment Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into Derivatives.  If there is a default by the counterparty to such transaction, the applicable Investment Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction.  However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund (and thus the Fund) being less than if such Investment Manager had not entered into the transaction.  Furthermore, there is a risk that a counterparty could become insolvent.  If one or more of an Investment Manager's counterparties were to become insolvent or the subject of liquidation proceedings in the United States, there exists the risk that the recovery of such Investment Manager's fund's securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Managers may use counterparties located in various jurisdictions outside the United States.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Investment Funds' assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Investments in Commodity Interests May Involve Substantial Risks

Some of the Investment Funds may trade in commodity interests.  The low margin or premiums normally required in trading commodity interests may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.  There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and an Investment Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits."  Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.  Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading.  Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and subject such Investment Fund, and therefore the Fund, to substantial losses.  In addition, Investment Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.  It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC") may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities.  Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, shareholders may close futures contracts through offsetting transactions that would distort the normal relationship between the index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Successful use of stock index futures contracts by an Investment Fund also is subject to the Investment Manager's ability to correctly predict movements in the direction of the market.

Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

Investment Funds, and the Fund, May Be Exposed to Credit Risk

Many of the markets in which the Fund or Investment Funds effect their transactions are over-the-counter or "interdealer" markets.  The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.  To the extent the Fund or an Investment Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, the Fund or such Investment Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund or an Investment Fund has concentrated its transactions with a single or small group of counterparties.  The Fund and Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of the Fund and Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than those it would select if it were paid only the Advisory Fee.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.  The Incentive Fee is based on the realized and unrealized appreciation attributable to the Fund as a whole, rather than separately with regard to each shareholder or shareholders that invest in the Fund as of the same date.  The repurchase price received by a shareholder whose Shares are repurchased in a tender offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods.  An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines within the fiscal period.  No adjustment to a repurchase price will be made after it has been determined.

Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution.  For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's Shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  As a result, a shareholder who subscribes or reinvests his or her dividend while the Fund has a cumulative net loss will be allocated a pro rata share (based on shareholding) of the existing cumulative net loss, which will dilute the other shareholders' (including a shareholder reinvesting his or her dividend) cumulative net loss.  In addition, if an Inventive Fee accrual is reversed within any quarter, each shareholder at the time of the reversal will bear his or her pro rata share (based on shareholding) of such reversal regardless of the shareholdings at the time the Incentive Fee was accrued.  Thus, if a shareholder purchases Shares other than at the beginning and Incentive Fees have already been accrued in that quarter, the existing shareholders' portion of any accrual reversal will be diluted.  As a result of the foregoing, an existing shareholder whose portion of cumulative net loss or accrual reversal has been diluted, in effect, may be charged with the Incentive Fee before such shareholder recovers all cumulative net loss attributed to the shareholder.  For an explanation of the Incentive Fee calculation, see "Management of the Fund—Incentive Fee."

The Incentive Fees Charged by the Investment Managers and the Adviser May Create Incentives for Speculative Investment

Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive fees.  The asset-based fees of the Investment Managers generally approximate 2% and the incentive fees of the Investment Managers generally approximate 20% of net profits, but may be greater or less in some cases.

The Incentive Fee that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive fee.  In addition, because the incentive fees are calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the fee may be greater than if it were based solely on realized gains.  The Adviser's receipt of an incentive-based fee will give rise to similar risks.

The Fund is Non-Diversified

The Fund is classified as a "non-diversified" management investment company under the Investment Company Act.  This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company.  Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests.  In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

The Fund is Newly Organized

The Fund is a newly organized investment company with no operating history upon which shareholders can evaluate the performance of the Fund.

Investment Managers May Be Newly Organized

Some Investment Managers and Investment Funds may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.  The past performance of Investment Managers should not be construed as an indication of the future results of an investment in the Fund.  The Fund's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of Investment Managers, and, in turn, their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

Fixed-Income Securities

Investment Managers may invest in fixed-income securities, typically when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies.  Investment Managers also may invest in these securities for defensive purposes and to maintain liquidity.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality.  Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

The Investment Funds May Purchase Equity Securities Without Restriction as to Market Capitalization

Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by medium-sized and smaller capitalization companies, including micro cap companies and growth stage companies.  Those securities, particularly smaller-capitalization stocks, involve higher risks in some respects than do investments in securities of larger companies.  The prices of the securities of some of these smaller companies are often more volatile and may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.  In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to shareholders) is higher than for larger, "blue-chip" companies, and, due to thin trading in some small-capitalization stocks, an investment in those securities may be highly illiquid.

Some small companies have limited product lines, distribution channels and financial and managerial resources.  Some of the companies in which Investment Funds invest may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage.  Such companies may also be dependent on key personnel with limited experience.

Investments in High-Yield Securities May Have an Adverse Effect

Investment Funds may invest in high-yield securities.  Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds.  In addition, Investment Funds will invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.  High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer's inability to meet timely interest and principal payments.  The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities.  Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing.  It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Conflicts of Interest

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (excluding the Fund, collectively, "Adviser Clients").  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest.

Investment research and due diligence may be periodically discussed among portfolio managers and other senior personnel of the Adviser and its affiliates.  However, investment decisions for the Fund are made independently from those of Adviser Clients.  If, however, the Fund desires to invest in, or withdraw from, the same Investment Fund as an Adviser Client, the opportunity will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund.  This process may adversely affect the amount the Fund will be able to invest in an Investment Fund.  In other cases, the Fund may invest in a manner opposite to that of Adviser Clients – i.e., the Fund buying an investment when Adviser Clients are selling, and vice-versa.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Distributor or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers whose securities are owned by the Fund or by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify and elect to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.  Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Investment Funds.  If the Fund does not receive accurate information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.  (See "Taxes" and, in the SAI, "Tax Aspects.")

In addition, the Fund invests in Investment Funds located outside the United States.  Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions.  Any such withholding tax would reduce the return on the Fund's investment in such Investment Funds.  (See "Taxes" and, in the SAI, "Tax Aspects.")

Compliance with the Asset Diversification Requirement

For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will often be required to "look through" to the character of the income, assets and investments held by the Investment Funds.  However, unlike registered investment companies, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its asset, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

Distributions to Investors and Payment of Tax Liability

The Fund will distribute at least 90% of its investment income and net short-term capital gains to shareholders each year.  See "Taxes."  Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income.  Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

USE OF PROCEEDS

The Fund will invest the net proceeds of the initial offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable, which the Fund expects to be within three months after the closing of the offering.  Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds, in short-term, high quality debt securities, money market instruments or money market funds.  In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs.  The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.  The Fund will pay estimated initial offering expenses of approximately $[_______] from the proceeds of this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

The Fund's investment objective is to seek to consistently realize risk adjusted appreciation principally through the allocation of assets among a select group of Investment Managers and the Investment Funds they operate.  The Fund is a "fund of hedge funds" and is a multi-strategy fund that seeks to achieve its investment objective primarily through the identification, selection and monitoring of the Investment Managers and Investment Funds which the Adviser believes have produced attractive returns over time.  By diversifying the approach by which the Fund's assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.  The Fund's portfolio may be highly leveraged and the volatility of the price of its Shares may be significant.

Investment Funds are generally unregistered investment vehicles that have shareholders, other than the Fund, but they may also include other registered investment companies.  The Fund currently intends to invest its assets primarily in Investment Funds.  The Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions.  Accordingly, at any given time, the Fund may not invest in all of the enumerated investment strategies described in this prospectus, and the Fund's allocation to these strategies is not fixed and will not likely be equally-weighted.  The Adviser may add different investment strategies at its discretion.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used.  Each Investment Manager may use various investment techniques for hedging and non-hedging purposes.  Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline.  Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus, and, from time to time, may maintain significant cash positions.  The use of these techniques may be an integral part of their investment programs, and involves certain risks to the Fund.  Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk.  See "Risk Factors."

The Adviser seeks to construct a portfolio consisting of a wide variety of Investment Funds and Investment Managers that has a low correlation to traditional benchmarks and demonstrates a balance of strategies, markets, risks and types of money managers.  The Adviser may select Investment Funds and Investment Managers which themselves employ hedged strategies.  To offset any long bias from certain Investment Funds and Investment Managers, the Adviser may also select Investment Managers and Investment Funds which may use hedging strategies that sell short.  The Adviser will monitor the correlation between Investment Managers and assess how these correlations may change in various market scenarios, especially in a stress environment.  The Adviser seeks to use a variety of Investment Managers that trade in diverse markets, utilize different trading strategies, construct varying types of portfolios and layer capital in a manner that is consistent with the risks embedded in their respective trading philosophies.

The Fund considers allocating assets to Investment Managers and to both listed and unlisted Investment Funds operating in all global markets.  Underlying equity securities chosen by the Investment Managers and Investment Funds may be listed or unlisted and underlying debt securities may be rated or unrated.  The Adviser expects to reallocate the Fund's assets in response to changes in market values and Investment Manager performance.  The Adviser aims to maintain a portfolio of investments that includes a variety of strategies, markets and types of Investment Managers.  The Fund may also invest excess cash balances in short-term investments deemed appropriate by the Adviser.

In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.  The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.  The Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the Investment Company Act.  Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund.  As such, the Fund might be subject to limitations imposed by the Investment Company Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

To attempt to hedge against exposure to various markets, investments or investment styles at a time when the Adviser does not desire to divest the Fund of any Investment Funds, or as a means to reduce the Fund’s position in any Investment Fund at a time when a sale of the Fund's interest in the Investment Fund is limited because of issuer-imposed restrictions on withdrawal (e.g., gates, lock-ups, etc.), or because the Adviser believes that a decrease in the Fund's position in an Investment Fund sooner than the next regularly scheduled withdrawal date is appropriate, the Fund may use derivatives.  The Adviser believes that it will utilize principally put options and futures contracts for these purposes.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at a stated exercise price at any time prior to the expiration of the option.  In a futures contract, the Fund is obligated to buy or sell a particular security, instrument or other asset at a specified future date at a price determined at the inception of the contract.  The Fund may enter into futures contracts in U.S. domestic markets or on exchanges locates outside the United States.  The Fund may also purchase and sell stock index futures contracts.  A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Adviser may also seek exposure to, or hedge against exposure to, various markets through direct investment (including short sales) by investing directly in equities, fixed income securities and other pooled investment vehicles, such as exchange-traded funds.  The Fund also may borrow (i.e., use leverage) for investment purposes.

Additional information about the types of investments that are expected to be made by the Investment Managers and the Fund is provided below and in the Fund's SAI.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of shareholders.  Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the shareholders.  See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI.

No assurance can be given that the Fund will achieve its investment objective.

The Fund has claimed an exclusion from  the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.  Accordingly, the Fund's investments in derivative instruments, as described herein and in the Fund's SAI, are not limited by or subject to regulation under the CEA or otherwise regulated by the Commodity Futures Trading Assocation.

Selection of Investment Managers

The Adviser is not bound by any fixed criteria in allocating assets to Investment Funds, and Investment Managers have broad flexibility to take long or short positions in accordance with the market environment, employ leverage and use derivative instruments.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including activities not described herein, to the extent that the Adviser deems appropriate.

The Adviser will select Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance.  The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers.  Although the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and therefore the selection of the Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser expects to finalize its Investment Manager selection on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

The Adviser currently uses the following selection guidelines during its diligence process:

Filtering Investment Manager Candidates.  As part of the Investment Manager selection process, the Adviser will use a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS AG resources and other industry contacts.  These sources should help narrow down the investable universe to less than 500 funds.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of onsite and offsite interviews and substantial other due diligence of an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate the following:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the proposed Investment Manager's Investment Fund an investment edge.  The Adviser expects to review and utilize the information it receives during this diligence process in finalizing its Investment Manager selections.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to forecast the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser.  The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff's experience in proprietary trading, risk monitoring and asset management.

Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and the investment performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analysis.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

The performance of each Investment Manager that is managing assets for the Fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the Fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager.  The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include:  (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the Fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the Fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the Fund's need to comply with the asset diversification requirement; (x) the Fund's need for liquidity to pay dividends; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

Investment Strategies of Investment Managers

Investment Managers may employ various investment strategies, which can involve all types of fixed income, equity security, currency, loan, contract or derivative thereof, including, without limitation, notes, bonds, bank obligations, trade claims, swaps, including credit default swaps, and other notional principal contracts, common or preferred stock, equity indices, money market funds, exchange-traded funds (ETFs) and other investment funds, contracts based on indices, contracts that transfer risk, such as total return swaps, futures, options and forward contracts, which may be held for investment or hedging purposes.  Although it is anticipated that the investment strategies described below will represent the primary strategies of the Investment Managers, the Fund has been designed to afford the Adviser flexibility to deploy assets in investment strategies it deems appropriate under prevailing economic and market conditions.  The Fund is not limited in the types of Investment Managers that it may select or the types of investment activities in which they may engage.  Accordingly, the Fund may not invest in all of the following strategies, and the Fund may consider investment in Investment Funds that pursue a wide range of other investment or market strategies, including activities not described herein, to the extent that the Investment Manager deems appropriate.  Investment Managers may also blend elements of one or more of these strategies to implement their investment approach.  Additionally, the Fund's allocation to these strategies is not fixed and will likely not be equally weighted.  There will be no limitation on the amount of leverage that may be employed by Investment Managers.

The following descriptions are summaries only and do not purport to be complete.  Investments according to the strategies identified below present significant risks.  (See "Risk Factors.")

Equity Hedged.  This strategy involves taking simultaneous long and short positions in certain equity securities in an attempt to profit from directional movements in the securities.  This strategy need not create a portfolio that emphasizes purchases of either long or short securities, although in practice such portfolios frequently emphasize long positions.  From time to time, Investment Managers also may use derivative instruments to counter-balance perceived market risks to an equity portfolio.  Investment Managers in equity hedge strategies often focus on a particular geographic region, industry sector, market capitalization or investment style to achieve their goal of capital appreciation through individual stock selection.

Relative Value: Fixed-Income Arbitrage.  This strategy involves identifying and profiting from perceived inefficiencies in the pricing of related interest rate instruments.  Some Investment Managers focus only on U.S. markets while others focus in whole or in part on global capital markets.  The goal of most fixed-income arbitrageurs is to deliver steady returns with low volatility.  Since directional risk is mitigated by running hedged spreads (i.e., long and short paired positions), leverage can be applied more liberally.  Investment Managers following a fixed-income arbitrage strategy typically will use leverage in the range of four- to 100-times NAV, depending on the similarity of the two financial instruments comprising each paired position.  Fixed-income arbitrage can include, among others, interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage or a combination of each.

Relative Value: Convertible Arbitrage.  This strategy involves investing in the convertible securities of companies and then selling short common stock as a hedge.  Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-liked instruments traded in this strategy.  The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option.  Convertible bonds offer a static return which is equal to the sum of the coupon (usually in the range from 2% to 6%) and the gains from a short stock rebate, less any dividend payments or borrowing costs.  In addition, the overall return may be augmented by a volatility trading return.  As the underlying security fluctuates in price, hedges are adjusted to profit from the price movement.  Investment Managers typically engage in two types of strategies:  (i) buying low premium convertible instruments with values close to par when compared to those of the underlying stocks, which yield mostly a static return with low credit risk; and (ii) buying high premium convertible instruments with larger spreads between their value and the value of the underlying stocks due to relevant uncertain bankruptcy or other corporate events and where the volatility-based returns can be higher due to increased bankruptcy risk.  The latter strategy is more heavily reliant on accurate credit analysis, and is more vulnerable to shifts in interest rates.  Another segment of convertible bond arbitrage involves the private placement of convertible instruments with companies seeking to raise cash quickly.  This use of convertible bonds is a less liquid, but potentially profitable, extension of the convertible arbitrage strategy.

Relative Value: Mortgage-Backed and Asset-Backed Securities.  This strategy involves investing in securities that represent an interest in a pool of mortgages ("MBS"), and or in a pool of credit card receivables or other types of loans (asset-backed securities or "ABS").  The investment characteristics of MBS and ABS differ from traditional debt securities.  Interest and principal payments are made more frequently, usually monthly, than is the case with traditional debt securities, and principal generally may be prepaid at any time because the underlying mortgage loans or other assets themselves generally may be prepaid at any time.

Merger Arbitrage.  This strategy involves capturing the price spread between current market prices and the value of financial instruments upon successful completion of a merger, acquisition or contract for control.  In cash transactions this spread is straightforward, but in stock-for-stock transactions, the spread is created by shorting an appropriate ratio of the acquiring company's stock.  The width of the spreads reflects the market's willingness to take on transaction risk.  Transactions that have a perceived high probability of not being consummated will tend to trade with a much wider spread than straightforward synergistic mergers.  Legal, tax and regulatory issues can always add to the risk that the deal will not be consummated.  Most Investment Managers will attempt to control risk by limiting position size, diversifying their positions and conducting thorough due diligence.  Merger arbitrage is usually linked with other "risk arbitrage" strategies, such as capital structure arbitrage and spin-offs, as the research process is often linked.

Credit.  Credit-based trading strategies generally seek to take advantage of trading opportunities due to perceived inefficiencies in the pricing of financial instruments or markets.  Generally these types of investments are based on a "bottom-up" approach that uses fundamental analysis and its outlook on certain catalysts, including, without limitation, earnings, liquidity, debt maturities and ratings changes.  Investment Managers may also rely on technical analysis focused on index rebalancing, ratings changes and excess supply to select investments.  To hedge against potential imbalances in the supply and demand of debt securities or credit instruments, possible market disruptions and other macro events affecting the global market (e.g., recession), and issuer-specific risk, Investment Managers may seek protection through short exposure in major credit indices and equity indices.

Distressed Assets.  This strategy involves investing in bank loans, trade claims, equity securities, debt securities and other indebtedness of financially distressed or highly leveraged companies.  These Investment Managers are expected to concentrate their investments in the debt of companies where the Investment Managers believe the price of a security or asset has declined to the point that underlying asset values limit downside risk and there is meaningful upside potential.

Trading: Macro.  A global macro trading strategy involves investing in equity, fixed-income, foreign exchange and commodity markets around the world.  Macro Investment Managers focus on underlying macroeconomic fundamentals in developing their investment theses.  Monetary policy shifts, fiscal policy shifts, gross domestic product growth, and inflation are all considered in developing a market view.  Investment Managers establish opportunistic long or short market positions to benefit from the anticipated market moves.  Macro players tend to make significant use of derivatives and leverage.

Trading: Discretionary.  A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views.  The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets.  For example, many discretionary traders trade foreign exchange and bonds in the Group of Ten (G10) markets.  A smaller subset of investors in this category focuses on less efficient markets, such as base metals, where they believe that it is possible to maintain an information edge over the market.  Discretionary traders  tend to make significant use of derivatives and leverage.

Trading: Systematic.  This trading strategy generally involves the trading of listed financial and commodity futures and interbank currency markets around the world.  Systematic traders tend to utilize sophisticated technical models to analyze price and market data to identify trends across a broad range of markets.  Derivative instruments may be used by systematic Investment Managers to leverage their portfolios.

Trading: Emerging Markets.  This strategy involves investment in the equity, fixed-income and currency markets of less developed countries.  Investment Managers must possess a strong understanding of the macro-economic environment to be successful over the long term.  The liquidity and market capitalization of emerging markets is very limited.  As a result, financial instruments in these markets tend to be correlated to each other.  Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison.  Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling.  This can often make short selling difficult for Investment Managers who want to control downside risk in adverse market environments.  As a consequence, most emerging market managers tend to have a long bias to equities.  Investment funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

The Fund's investment program is speculative and entails substantial risks.  There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful.  In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund.  Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Shareholders could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. A discussion of the basis for the Board's approving the Investment Advisory Agreement will be available in the Fund's annual report to shareholders for the annual period ended March 31, 2012.

The Adviser is a direct, wholly-owned subsidiary of UBS AG.  The offices of the Adviser are located at 677 Washington Boulevard, Stamford, Connecticut 06901.  The Adviser is registered as an investment adviser under the Advisers Act.  The Adviser provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts with assets of $23.3 billion.

Adviser and Advisory Fee

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement.  The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.  In consideration for all such services, the Fund pays a monthly fee to the Adviser at an annual rate of 1.50% of the Fund's net assets for the month (after deducting Fund expenses, but before deducing any Incentive Fee accrual).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund (including Incentive Fee accruals), calculated before giving effect to any repurchases of Shares.  The Advisory Fee is computed as of the start of business on the first business day of the period to which each Advisory Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

Incentive Fee

In addition to the Advisory Fee paid to the Manager, the Adviser is paid an Incentive Fee on a quarterly basis in an amount equal to 5% of the Fund's net profits.  For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal period and net of Fund expenses, including the Advisory Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income.  No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund.  This is sometimes known as a "high water mark" calculation.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent period.

The Fund accrues the Incentive Fee monthly based on the Fund's investment performance.  The Fund's net asset value is reduced or increased to reflect these calculations.  Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on an intra-quarter repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines within the quarter.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of a fiscal period.  The "fiscal period" is normally each fiscal quarter, except that, whenever there are share repurchases pursuant to periodic tender offers since the date of the end of the prior fiscal period, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period.  In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of such repurchase (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable.  If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis.  Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss.  However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  As a result, the benefit you receive from a cumulative loss (if any) will be diluted, and you will bear a higher percentage Incentive Fee.  See "Risk Factors—Incentive Fee."

The calculation of the Incentive Fee involves complex accounting concepts.  The Fund encourages you to consult with you financial adviser regarding this calculation.

Very few investment advisers to registered investment companies receive performance-based compensation similar to the Incentive Fee to which the Adviser is entitled, and the overall amount payable by the Fund and its shareholders, consisting of the Advisory Fee and the Incentive Fee, is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds"), which typically charge investors management fees of 2% and performance fees of 20%, engaging in similar strategies.

Expense Limitation and Reimbursement Agreement

The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a three-year term ending ____________, 2014 (the "Limitation Period") which limits the amount of "Specified Expenses" (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Advisory Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) brokerage costs, (v) interest payments and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser).  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue to bear the Specified Expenses at any time in its sole discretion upon appropriate notice to the Fund.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Portfolio Managers

The Fund is managed by a portfolio management team, each member of which (each, a "Portfolio Manager" and together, the "Portfolio Managers") will be responsible for the day-to-day management of the Fund's portfolio.  Norman E. Sienko, Jr., the lead member of the portfolio management team, is primarily responsible for the selection of the Fund's investments, and is jointly responsible for the allocation of the Fund's assets among Investment Funds.  Russell Sinder, Joseph M. Sciortino and Matthew Woodbury, the other members of the portfolio management team, are jointly and primarily responsible for the allocation of the Fund's investments.

Mr. Sienko served as head of UBS Alternative Investments US' ("AI - US") portfolio management group from 1998 to 2010, prior to his group joining the Adviser.  He is also currently an Executive Director of the Adviser.  Mr. Sinder was associated with AI - US from 1998 to 2010 and is an Executive Director of the Adviser.  Mr. Sciortino was associated with AI - US from December 2006 to October 2010 and is a Director of the Adviser.  Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.  Mr. Woodbury was associated with AI - US from 2008 to 2010 and is a Director of the Adviser.  Previously, he served as an Analyst at Allianz Hedge Fund Partners, LP (2002-2008) and an Accountant at Arthur Anderson LLP (1999-2002).

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' investments in the Fund, if any.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses to be borne by the Fund include:

●
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

●
all costs and expenses associated with the organization of the Fund, and all costs and expenses associated with operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

●
the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

●	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

●	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Board;

●
all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

●	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

●
all expenses of computing the Fund's NAV, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

●	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

●	the fees of the Fund Administrator and of custodians and other persons providing administrative services to the Fund; and

●	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

Additional Administrative and Custodial Services

BNY Mellon Alternative Investment Servicing (US) Inc., as the Fund Administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser.  In consideration for these services, the Fund and such other funds pay the Fund Administrator an annual fee based on:  (i) the average net assets of the Fund, subject to a minimum monthly fee and (ii) the aggregate net assets of such other funds subject to a minimum monthly fee, not to exceed on an annual basis [__]%, and will reimburse the Fund Administrator for out-of-pocket expenses.

PNC Bank, National Association acts as custodian for the Fund's assets.

SHAREHOLDER QUALIFICATIONS

Shares in the Fund are offered only to shareholders who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time.  Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million (as such amount may be increased by the SEC from time to time), or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder.  Qualified clients also include certain knowledgeable employees who participate in the Adviser's investment activities.  All of these persons are referred to in this prospectus as "Qualified Investors."  You must complete and sign a shareholder certification before you may invest.  If your shareholder certification is not received and accepted by the Distributor by the applicable Closing Date, your order will not be accepted.  Other similar arrangements may be permitted by the Distributor instead of the shareholder certification.  A form of shareholder certification is included as Appendix A to this prospectus.  The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption or Transfer

No shareholder or other person holding Shares will have the right to require the Fund to redeem the Shares.  No public market exists for Shares, and none is expected to develop.  With very limited exceptions, Shares are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion.  Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Tendering or transferring shareholders may be subject to an Incentive Fee, to the extent one would be owed, in respect of the amounts repurchased by the Fund or transferred, as the case may be.

Repurchases of Shares

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders.  While a shareholder may request that the Fund tender for its share in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion.  In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser.  The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Shares from its shareholders in September 2011 and quarterly thereafter.  The Board also will consider the following factors, among others, in making such determination:

●	whether any shareholders have requested to tender Shares to the Fund;

●	the liquidity of the Fund's assets;

●	the investment plans and working capital requirements of the Fund;

●	the relative economies of scale with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares;

●	the condition of the securities markets; and

●	the anticipated tax consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from shareholders pursuant to written tenders only on terms they determine to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders, as applicable.  When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  Shareholders who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain an estimated NAV of their Shares from their respective financial advisers.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from shareholders by the applicable repurchase offer deadline.  The Fund does not impose any charges in connection with repurchases of Shares.  Shares will be repurchased by the Fund after the Advisory Fee and any applicable Incentive Fee has been deducted from the Fund's assets as of the end of the month in which the repurchase occurs (i.e., the Advisory Fee and accrued Incentive Fee for the fiscal period in which Shares are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, each repurchase offer will generally commence approximately 100 days prior to the last day of March, June, September and December each year (each such date is referred to as a "Tender Valuation Date").  Tenders will be revocable upon written notice to the Fund up to approximately 70 days prior to the applicable Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If the Fund experiences a significant number of revocations, the Fund may have excess uninvested cash.  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Shares by the Fund will be made in the form of promissory notes.  Each tendering shareholder will receive a promissory note in an amount equal to the net asset value of the shareholder's tendered Shares.  Any promissory notes provided to shareholders in payment for tendered Shares will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Expiration Date.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.  The Fund will not impose any charges on repurchases of Shares in the Fund, although it may allocate to tendering shareholders withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above.  The Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Fund's initial investment in an Investment Fund.  During this period, the Fund will not be permitted to withdraw its investment or will only be able to do so with payment of a fee.  In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008).  During such times, the Fund may not be able to liquidate its holdings in such Investment Funds to meet repurchase requests.  As a result, the Fund is not able to guarantee liquidity to shareholders through repurchase offers, particularly during the Fund's first year of operations.  Furthermore, if the Fund seeks to liquidate its investment in an Investment Fund that maintains a "side pocket," the Fund may not be able to fully liquidate its investment without delay and such delay could be substantial.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

A shareholder tendering for repurchase less than all of its Shares must maintain an account balance of at least $50,000 after the repurchase is effected.  If a shareholder tenders an amount that would cause the shareholder's account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained.  The Fund may also repurchase all of the shareholder's Shares in the Fund.

The repurchase price payable in respect of repurchased Shares will be equal to the NAV of the shareholder's tendered Shares based on the estimated NAV of the Fund's assets as of the applicable Tender Valuation Date (such date, or any later valuation date if a tender offer is extended, being referred to as the "calculation date"), and shareholders have no right to receive any other price as a result of any adjustments made in the course of the Fund's or any Investment Fund's year-end audit.  The Fund's, and a Share's, NAV may change materially from the date a tender offer is mailed to the calculation date, and to the effective date of repurchase, and it also may change materially shortly after a tender is completed.  The method by which the Fund calculates its NAV is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Shareholders Will Have Only Limited Liquidity."

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date.  In addition, there will be a substantial period of time between the date as of which shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.  However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase will be given interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Shares.  Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

The Fund retains the option to pay all or a portion of the purchase price for tendered Shares by distributing securities, including direct or indirect interests in underlying Investment Funds as well as other illiquid securities, to shareholders on a pro rata basis.  The receipt by a shareholder of an in-kind distribution of a security carries the risk that the shareholder may not be able to dispose of the security for an indeterminate period of time and only with the consent of a third party, as well as the risk that the distributed security may be very difficult to value.

Consequences of Repurchase Offers

The Fund believes that repurchase offers generally will be beneficial to the Fund's shareholders, and typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Accordingly, non-tendering shareholders will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their interests for repurchase in subsequent tender offers, as well as the Fund's ability to conduct future tender offers at all.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.  In addition, the repurchase of Shares by the Fund may be a taxable event to tendering shareholders.

Repurchase of the Fund's Shares will reduce the amount of outstanding Shares and its net assets.  A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

The NAV of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Share generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value.  In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation.  The Administrator, in consultation with the Adviser, values the assets of the fund at fair value in accordance with the Fund's [Trust Agreement] and procedures adopted by the Board.  As a general matter, the Fund bases its NAV on valuations of its interests in the Investment Funds provided by the Investment Managers and their agents, including their administrators.  However, the Administrator, the Board and the Investment Manager may not have the ability to assess the accuracy of these valuations.  Furthermore, valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records.

Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments.  After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund.  Although the procedures approved by the Board provide that the Administrator will review the valuations provided by the Investment Managers, none of the Adviser, the Administrator or the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

For each period that the NAV of the Fund is calculated, the Administrator will perform an independent valuation of the Fund 's portfolio and review any material discrepancies with the Adviser.  The Administrator and the Board will consider all relevant information and the reliability of pricing information provided by the Investment Managers.  They may conclude, however, in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund and is not indicative of what actual fair value would be in an active, liquid or established market.  In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

For a description of how the Fund will value portfolio securities of Investment Funds managed by Subadvisers, see "Calculation of Net Asset Value" in the Fund's SAI.

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Shares of beneficial interest.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue.  Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Shareholders are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Risk Factors—Shareholders Will Have Only Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant to the Fund and the purchase, ownership and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon U.S. federal income tax laws in effect on the date hereof, which are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the tax consequences arising under laws of any state, foreign country, or other taxing jurisdiction.  In the SAI we have provided additional information regarding the tax consequences of investing in the Fund.

Taxation of the Fund

The Fund intends to qualify and elect to be treated as a RIC under the Code.  To qualify as such, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets.  More particularly, the Fund must derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code).  In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships" (as defined in the Code).

With respect to these requirements, the Fund will, in appropriate circumstances, "look through" to the income, assets and investments of the Investment Funds.  If the Fund satisfies these requirements and distributes at least 90% of its investment income and net short-term capital gains to shareholders each year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders.

To avoid a non-deductible 4% federal excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income, generally determined on a calendar year basis, (ii) 98% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Nature of the Fund's Investments

The character of the Fund's distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Certain of the investment strategies of the Fund and the Investment Funds may be subject to special and complex federal income tax provisions that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% gross income test.

Distributions to Shareholders

 Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, for taxable years beginning on or before December 31, 2010 (which date may be extended by future legislation), to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 15%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.  Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

Income from Repurchases and Transfer of Shares

 When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your Shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less.  Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares.  Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Investments in Passive Foreign Investment Companies

The Fund intends to purchase shares in non-U.S. Investment Funds, which will be treated as passive foreign investment companies ("PFICs").  The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gain rates, respectively), even if not distributed to the Fund.  If the QEF were to incur losses for a taxable year, those losses would not pass through to the Fund and, accordingly, could not offset other income and/or gain of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Tax Information

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PLAN OF DISTRIBUTION

General

Currently, UBS Financial Services, Inc. acts as the sole distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors.  The Distributor intends to compensate its, or its affiliates', financial advisers, and the Adviser or the Distributor may also compensate third-party securities dealers and other industry professionals, in connection with the sale and distribution of Shares and for their ongoing servicing of clients with whom they have distributed interests in the Fund.  Servicing includes: handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, the Fund's NAV, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser or the Distributor may reasonably require.  Compensation to such financial advisers and other professionals is based upon a formula that takes into account the amount of client assets being serviced.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

Once a prospective shareholder's order is received, a confirmation will be sent to the shareholder.  The shareholder's brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at PNC Bank, National Association (the "Escrow Agent") for the benefit of the shareholders.

Generally, the Distributor and certain of its affiliates are compensated for providing services to affiliated or proprietary alternative investment vehicles such as the Fund.  This compensation can include distribution or referral fees, investment advisory and/or management fees and certain other fees, including performance fees.  As a result of the various payments to the Distributor and its affiliated companies, the amount of compensation that the Distributor entities receive with respect to the sale of affiliated or proprietary vehicles is greater than the amount payable to the organization as a whole from the sale of unaffiliated investments.  For unaffiliated third-party funds, the Distributor receives fees for distribution, shareholder services or solicitation services, or a combination thereof, depending on the arrangement the Distributor has with the third party.  The payout that your financial adviser receives may differ from one fund to another, even if the two funds are charged the same management fee or incentive-based fee (i.e., even if, overall, you would pay the same amount in fees).  The differences in compensation may create an incentive for financial advisers to recommend funds for which they receive higher compensation.  We encourage you to discuss this with your financial adviser to learn more about the compensation he or she receives.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the 1933 Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned a Shareholder Certification, and whose Shareholder Certification has been accepted, before a Closing Date.  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If you want to purchase less than $50,000 in Shares, you should speak with your financial advisor.  In granting any reduction, consideration is given to various factors, including the shareholder's overall relationship with the Distributor, the shareholder's holdings in other funds affiliated with UBS Alternative and Quantitative Investments LLC, and such other matters as the Adviser may consider relevant at the time.  Financial advisors may receive a reduced sales credit for selling Shares substantially below this stated minimum initial contribution.  The Fund may vary the investment minimums from time to time.  Shareholders purchasing Shares in the Fund may be charged a sales load of up to 2% of the shareholder's capital contribution.  Purchasers of Shares in conjunction with certain fixed or "wrap" fee programs, or employees or directors of UBS Alternative and Quantitative Investments LLC, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, may not be charged a sales load.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors.  In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment.  The minimum additional investment in the Fund is $25,000.

GENERAL INFORMATION

The Fund is a newly formed Delaware statutory trust registered under the Investment Company Act as a closed-end, non-diversified management investment company.  The Fund was formed on [________ __], 2010, and has no operating history.  The Fund's address is c/o UBS Alternative and Quantitative Investments LLC, 677 Washington Boulevard, Stamford, Connecticut 06901 and its telephone number is (888) 793-9637.

O'CONNOR MULTI-STRATEGY FUND OF FUNDS

Shares of Beneficial Interest

PROSPECTUS

, 2011

UBS FINANCIAL SERVICES INC.

Appendix A

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED AN O'CONNOR MULTI-STRATEGY FUND OF FUNDS PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED.  PLEASE PROMPTLY RETURN A COMPLETED INVESTOR CERTIFICATION TO YOUR FINANCIAL ADVISOR.  GENERALLY, THIS INVESTOR CERTIFICATION MUST BE RECEIVED FOUR BUSINESS DAYS PRIOR TO MONTH'S END IN ORDER TO INVEST IN THE FUND'S NEXT MONTHLY CLOSING.

O'CONNOR MULTI-STRATEGY FUND OF FUNDS SHAREHOLDER CERTIFICATE
This Certificate relates to a potential investment in O'Connor Multi-Strategy Fund of Funds (the "Fund").

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of law for me to provide this Certificate if I know that it is not true.  I have read Fund's prospectus dated [_________ __], 2010 (the "Prospectus"), including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that I may lose some or all of my investment.  I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Declaration of Trust (the "Trust Agreement") and my independent investigation.  I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me.  I understand that there is very limited liquidity associated with an investment in the Fund and I have carefully read and understand the "Redemptions, Repurchases of Share and Transfers" section in the Prospectus.  I understand that I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered and determined the following and an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Trustees, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this certification and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand that the Fund and its affiliates are relying on the Certificate and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I indemnify the Fund, UBS Financial Services Inc., the Adviser, the Trustees, or any of their affiliates, against any losses that they may incur, and hold them harmless from any liability that may arise as a result of this Certificate being untrue in any respect.

By signing below, I confirm that, as of the date of my investment and as of this date, the investment objective and risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute and agree to be bound by the terms of the Trust Agreement, including the pre-dispute arbitration clause in Section [8.6] and its Power of Attorney provisions.  I have read the Trust Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

☐	Please check this box if this is an additional investment in the Fund.	Investor Signature:_____________________ Date:__________
UBS Account Number: ☐☐ ☐☐☐☐☐ ☐☐	SSN/TAX ID Number: ☐☐☐ ☐☐ ☐☐☐☐	Print Investor Name: __________________________

For Financial Advisors and Branch Managers Only:

(1) Informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and (2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any  other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b)  the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; and (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund.

Will this investment result in the client holding more than 30% of his/her net worth as evidenced on CAI in Alternative Investments? ☐ YES ☐ NO
Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth), I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.
FA Signature: _______________________________ FA Name: ____________________________ Division: __________ Date: ____________ Tel #: _________________
Financial Advisors must reconcile the information listed on this certification with the client's account records, including updating the client's net worth, objectives and any other relevant information.

Branch Manager Signature:  I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature: _________________________________ BOM Name: ______________________________Date**: _______________
** The CAI information must be up-to-date prior to submission of this form.

DIVIDEND REINVESTMENT

I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐ I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

ELECTRONIC DELIVERY
☐ By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: ________________________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities.  For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated December 1, 2010

STATEMENT OF ADDITIONAL INFORMATION

O’CONNOR MULTI-STRATEGY FUND OF FUNDS

677 Washington Boulevard
Stamford, Connecticut 06901
(203) 719-1850
toll-free (888) 793-9637

—————————
           , 2010
—————————

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of O’Connor Multi-Strategy Fund of Funds (the “Fund”), dated [__________ __], 2010.  A copy of the Fund’s prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.  Defined terms used herein, and not otherwise defined herein, have the same meanings as in the prospectus.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES	1
REPURCHASES AND TRANSFERS OF SHARES	19
TRUSTEES	20
CODE OF ETHICS	24
PROXY VOTING POLICIES AND PROCEDURES	24
INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	26
CONFLICTS OF INTEREST	29
TAX ASPECTS	34
BROKERAGE	43
CALCULATION OF NET ASSET VALUE	44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	45
CUSTODIAN	45
FINANCIAL STATEMENTS	46

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus.  Capitalized terms used but not defined herein, have the meanings assigned to them in the Fund’s prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding Shares of the Fund, are listed below.  For the purposes of this statement of additional information (“SAI”), “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Shares of the Fund, whichever is the less.  The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

•
Issue senior securities, except to the extent permitted under the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•
Purchase, hold or deal in real estate, except that the Fund and its Subadvisers may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

•
Invest in physical commodities or commodity contracts, except that the Fund and its Subadvisers may purchase and sell commodity index-linked derivative instruments, such as commodity swap agreements, commodity options, futures and options on futures and structured notes, that provide exposure to the investment returns of the commodities markets, including foreign currency markets.

•
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.  For purposes of this investment restriction, the Investment Funds are not considered part of an industry.  The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

•	Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, the Fund will look through the Investment Funds managed by Subadvisers to their underlying securities.  If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act include:  short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Fixed-Income Securities

Investment Managers may invest in fixed-income securities, typically when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies.  Investment Managers also may invest in these securities for defensive purposes and to maintain liquidity.  These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.  Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

The Investment Funds may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value.  The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins.  Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

The Investment Managers may invest in both investment grade and non-investment grade debt securities.  Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality.  Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities.  In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

Some Investment Managers may invest in mortgage-backed securities.  The investment characteristics of mortgage-backed securities differ from traditional debt securities.  Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.  The adverse effects of prepayments may affect the Fund indirectly in two ways.  First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments.  Second, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund.  In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

Some Investment Managers may invest in securities that represent an interest in a pool of mortgages (“MBS”) and credit card receivables or other types of loans (“ABS”).  The collateralized mortgage obligation (“CMO”) and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”).  Interest only pass-through securities experience greater yield variability relative to changes in prepayments.  “Inverse floaters” experience greater variability of returns relative to changes in interest rates.  To the extent that an Investment Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.  In addition, investments in subordinated MBS and ABS also involve greater credit risk of default than the senior classes of the issue or series.  Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans.  Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity.  Such securities therefore possess some of the attributes typically associated with equity investments.

Some Investment Managers also may invest in structured notes, variable rate MBS and ABS (including adjustable-rate mortgage securities, which are backed by mortgages with variable rates) and certain classes of CMO derivatives (under which the rate of interest payable varies with a designated rate or index).  The value of these investments is tied closely to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices.  This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

The frequency with which prepayments (including voluntary prepayments by obligors, and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors.  Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.  Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS.  However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.  In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments.  Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

Some Investment Managers may invest in asset-backed securities, which use securitization techniques similar to mortgage-backed securities.  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Risks associated with asset-backed securities are largely similar to those of mortgage-backed securities; however, these securities may provide an Investment Fund (and, thus, the Fund) with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on such asset-backed securities.

Equity Securities

An Investment Manager’s investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities.  Investment Managers may focus on investments within specific sectors, countries or regions.  Investment Managers also may invest in depositary receipts relating to foreign securities.  See “—Foreign Securities” below.  Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.  The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.  The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Investment Managers’ investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter.  Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange.  Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

Foreign Securities

General.  Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and other forms of depositary receipts.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Transaction costs of investing in foreign securities markets are generally higher than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  Some of these factors are listed in the prospectus under “Risk Factors—The Investment Funds’ Foreign Investments Involve Risk of Loss.”

Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund’s foreign currency denominated portfolio securities irrespective of the underlying investment.  The Investment Funds may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security.  This technique would allow an Investment Manager to “lock in” the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities.  There may be, however, imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund’s investment portfolio.  See “—Special Investment Techniques.”

Foreign Currency Transactions

An Investment Manager may engage in foreign currency transactions for a variety of purposes, including for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the Investment Manager’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange.  The Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Distressed Securities

Some Investment Managers may invest in the securities of financially distressed companies (“distressed securities”).  Investments in distressed securities involve substantial risks.  Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time.  In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuer.  There is no minimum credit standard that is a prerequisite to an Investment Fund’s investment in any instrument and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade.  In addition, judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts’ power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers’ estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

Further, an Investment Manager’s investments in junk bonds are considered to be predominantly speculative with respect to the company’s capacity to pay interest and repay principal.  These securities may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities.  In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

An Investment Fund also may be subject to additional risks associated with private equity investments, including very limited liquidity because of legal or contractual limitations on resale, lack of public market, dependence on an exit strategy, such as an IPO or sale of business, which may not occur, and dependence on managerial assistance provided by other investors and their willingness to provide additional financial support.

An Investment Fund may acquire direct interests or participations in privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment.  There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Additional bankruptcy risks include delays or limitations on realizing the benefits of the collateral or subordination or invalidation of the loans.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risk relating to the credit of the underlying obligor, uncertainties related to cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company’s capital structure and are not secured by any specific collateral.

Some of these investments may be difficult for an Investment Manager to value because market quotations are not available.  In these circumstances, investments may be valued by an Investment Manager based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

Commodity-Related Securities

Commodities are assets that have tangible properties, such as oil, metals and agricultural products.  Historically, commodity investments have had a high correlation with changes in inflation and a low correlation to stock and bond returns.  Commodity-related securities provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.  Investment Funds may invest in commodity-related securities, such as swap agreements, commodity options, futures and options on futures, and structured notes, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

The production and marketing of commodities may be affected by actions and changes in governments.  In addition, commodity-related securities may be cyclical in nature.  During periods of economic or financial instability, commodity-related securities may be subject to broad price fluctuations, reflecting volatility of energy and basic material prices and possible instability of supply of various commodities.  Commodity-related securities also may experience greater price fluctuations than the relevant commodity.  In periods of rising commodity prices, such securities may rise at a faster rate; and conversely, in times of falling commodity prices, such securities may suffer a greater price decline.

Foreign Currencies.  Investment Funds may invest in instruments denominated in currencies other than the U.S. dollar; accordingly, the value of such an investment as measured in U.S. dollars is affected by changes in currency exchange rates.  Currency exchange rates generally are determined by the forces of supply and demand in the currency markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

Investment Funds may employ certain investment practices to hedge currency exposures; however, such instruments may not be available, may not be economically priced (in the judgment of the Investment Manager), nor provide a perfect hedge.  Unless an Investment Fund hedges itself against fluctuations in exchange rates between the U.S. dollar and the foreign currencies in which foreign investments are denominated, any profits the Investment Fund may realize could be eliminated as a result of adverse changes in exchange rates.

Natural Resource Investments.  Natural resources historically have been subject to substantial price fluctuations over short periods of time.  Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes.  In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values.

Precious Metals.  Investment Funds may invest in securities related to precious metal bullion (including silver, platinum and palladium) which has no numismatic value, or related to coins derived from bullion which have no numismatic value.  The value of coins moves correspondingly with the price of bullion in that the value of coins is based primarily on their precious metal content.  Since such metals do not generate any investment income, the sole source of return from such underlying investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss.  Precious metals incur storage costs that are higher than the custody fees paid on financial assets.

Precious metals trading is a speculative activity.  Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various governments and countries.  Gold and other precious metals also are subject to governmental action for political reasons.  Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

Other Commodity Investments.  Investments in chemicals, agricultural products, food and other commodities are speculative and involve risks similar to those described above for natural resource investments and precious metals.

Exchange-Traded Funds

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased or sold short by an Investment Fund.  In general, an ETF is an investment company that is registered under the Investment Company Act that holds a portfolio of common stocks or debt securities designed to track the performance of a particular index.  Some more recently established ETFs may not track a particular index but instead provide daily transparency to the composition of their portfolios.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Instruments an Investment Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the Investment Company Act.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument.  In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Investment Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  Investment Managers may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Money Market Instruments

An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager’s simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund.  Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund’s portfolio.

Special Investment Techniques

Investment Managers and the Fund may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Investment Managers and the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  There can be no assurance that these techniques will be successful.

Derivatives.  Derivatives contracts ("Derivatives") are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If an Investment Manager of the Fund invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if the Investment Manager's or the Fund's Derivatives were poorly correlated with its other investments, or if the Investment Manager or the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many Derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures.  Investment Managers and the Fund may invest in options and futures contracts.  They also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options also may be illiquid and, in such cases, it may be difficult to close out a position.  Over-the-counter options also may include options on baskets of specific securities.

Call and put options also may be purchased and sold in respect of specific securities, and may include covered or uncovered call and put options.  A covered call option, which is a call option with respect to which an investor owns the underlying security, that is sold exposes the investor during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option, which is a put option with respect to which an investor has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold exposes the investor during the term of the option to a decline in price of the underlying security while depriving it of the opportunity to invest the segregated assets.

An Investment Manager or the Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security.  A profit or loss will be realized if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Investment Manager or the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should it deem it advantageous to do so.

Investment Managers and the Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.  The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

Investment Managers and the Fund may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Investment Managers and the Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

Investment Managers and the Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes. Investment Managers and the Fund may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use of options on stock indexes will be subject to the ability to predict correctly movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements. Investment Managers and the Fund may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate swap agreements on behalf of the Investment Funds.  In addition, the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

Equity Swaps.  An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

Equity Index Swaps.  Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.  Investment Managers may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Interest Rate Swaps.  Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps.  In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Most swap agreements would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Investment Fund's or the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make.  If the other party to a swap defaults, a party's risk of loss consists of the net amount of payments that the party contractually is entitled to receive.

The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment.  In addition, if UBS Alternative and Quantitative Investments LLC (the "Adviser") or Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or Investment Fund may be adversely affected.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period.  The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

There can be no assurance that the Fund's indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Lending Portfolio Securities

Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund’s total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty.  The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward commitment basis will not honor its purchase obligation.  In such cases, the Fund may incur a loss.

Sector Risk

Some Investment Managers may invest a substantial portion of their assets in securities of companies in particular sectors including financial services, technology, or health sciences-related companies, which presents certain risks that may not exist to the same degree as in other types of investments.  Securities of companies in these sectors, in general, tend to be highly volatile as compared to other types of investments.  Investment Managers who focus on investing in these sectors subject their portfolios to investment risk that is greater than if their portfolios were invested in a more diversified manner among various sectors.

Financial services companies are subject to extensive government regulation.  This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge.  These limitations may have a significant impact on the profitability of a financial services company since profitability is attributable, at least in part, to the company’s ability to make financial commitments such as loans.  Profitability of a financial services company is largely dependent upon the availability and cost of the company’s funds, and can fluctuate significantly when interest rates change.  The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies.

Industries throughout the science and technology fields include many smaller and less seasoned companies.  These types of companies may present greater opportunities for capital appreciation, but also may involve greater risks.  Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  These companies also are strongly affected by worldwide scientific or technological developments, and their products and services may not be economically successful or may quickly become outdated.  Certain of these companies also offer products or services that are subject to governmental regulation and, therefore, may be affected adversely by governmental policies.

Many health sciences and biotechnology companies are subject to substantial governmental regulations that can affect their prospects.  Changes in governmental policies may have a material effect on the demand for particular products and services.  Regulatory approvals (often entailing lengthy application and testing procedures) also may be required before new drugs and certain medical devices and procedures can be introduced.  Many of these companies have products and services that are subject to the risks of rapid obsolescence caused by progressive scientific and technological advances.  The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies.  While they generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company’s stock price may decline sharply and its securities may become less liquid.

Purchases of Non-Voting Securities

In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds.  For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund’s voting securities.

Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class:  namely, a security that affords the Fund, and each subsequent holder, no legal right to vote.  This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders.  The agreement would grant the Investment Fund the right to enjoin any holder from voting.  The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the Fund’s interest be identical to that of a separate non-voting class.  In each instance, the Adviser will determine if the Fund will waive the Fund’s voting rights.  When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser’s other clients.  The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the Investment Company Act.  The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds.

Purchasing Initial Public Offerings

Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund’s Shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

REPURCHASES AND TRANSFERS OF SHARES

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value a shareholder’s Shares or Shares of any person acquiring Shares from or through a shareholder if:

•
such Shares have been transferred in violation of the Fund’s Agreement and Declaration of Trust, or such Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•
ownership of Shares by a shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•	such shareholder owns Shares having an aggregate net asset value less than an amount determined from time to time by the Trustees;

•	any of the representations and warranties made by a shareholder in connection with the acquisition of Shares thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board of Trustees (the “Board”), for the Fund to repurchase such Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of Shares.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder’s equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS AG and its subsidiaries, (ii) at the time of purchase has a net worth (with their spouse) of more than $1.5 million or otherwise meets the standard for a “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, or (iii) at the time of purchase, meets the standard for a “qualified purchaser” or “knowledgeable employee” in the Investment Company Act and the rules thereunder, and must be accompanied by a properly completed shareholder certification.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of trustees of a registered investment company organized as a corporation.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel.  The Board’s audit committee (which consists of all of the Independent Trustees (as defined below)) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact with the Fund’s independent registered public accounting firm and the Adviser's senior personnel.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters.

The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund’s Trustees not be “interested persons” (as defined in the Investment Company Act) of the Fund and, as such, not be affiliated with the Adviser (“Independent Trustees”).  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees.  Currently, [_____] of the Fund’s [_____] Trustees are Independent Trustees.  The Fund’s Trustees, including its [_____] Independent Trustees, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  Independent Trustees have been designated to chair the Audit Committee and the Nominating Committee, and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.  As a result, the Board has determined that its leadership structure, in which no individual Independent Trustees has been designated to lead all the Independent Trustees, is appropriate in light of the Board’s size and the cooperative working relationship among the Independent Trustees and among all Trustees.

Information About Each Trustees’ Experience, Qualifications, Attributes or Skills

Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee1	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During the Past 5 Years

[To come]

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Trustee possesses.  The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness.  However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board’s Nominating Committee contains other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s or the Adviser’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

[Additional information about each Trustee to come]

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee has prepared them to be effective Trustees.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.  A Trustee may resign upon 90 days’ prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders.  The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.  If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of each of the Audit Committee and the Nominating Committee are [_______________], constituting all of the Independent Trustees of the Fund.  Mr. [_____________] currently is the Chairman of the Audit Committee, and Mr. [_____________] currently is the Chairman of the Nominating Committee.  The function of the Audit Committee is to (1) oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) oversee or assist in Board oversight of the integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements, and (3) approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications and independence and the performance of the independent registered public accounting firm.

The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund.  The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to  [_____________] , legal counsel for the Independent Trustees, at  [_____________], such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.  The Nominating Committee meets as is necessary or appropriate.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by the Trustee within the Fund Complex, in each case as of December 31, 2010.  The Trustees are not required to contribute to the capital of the Fund or hold Shares in the Fund.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in Fund Complex

As of December 31, 2010, [none of the Trustees or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.]

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Board Members*

*	Estimated for the fiscal year ending March 31, 2011.

The Trustees will each be paid by the Fund an annual retainer of $7,500, per meeting fees of $1,000, and $250 in the case of telephonic meetings.  In addition, the Chairman of the Board will receive an additional annual fee of $10,000, and the Chairman of the Audit Committee will receive an additional annual fee of $15,000, in each case split equally among the alternative investment funds of the UBS Alternative and Quantitative Investments LLC group of funds, including the Fund.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

The Fund, the Adviser and the Distributor (as defined below) each has adopted, and any Subadviser will adopt, a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund.  These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-5850.  These codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund.  The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  However, Investment Funds typically do not submit matters to investors for vote.  If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

•
The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients.  The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•
The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•
Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•
If it is determined that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest.  Such methods may include:

•	disclosing the conflict to the Fund’s Board of Trustees and obtaining the consent from Fund’s Board of Trustees before voting;

•	engaging another party on behalf of the Fund to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (212) 882-5000 or toll-free at (888) 793-9637, and is available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of [_________ __], 2010 (the “Investment Advisory Agreement”).  The Adviser allocates the Fund’s assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory.  The Adviser may reallocate the Fund’s assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the Investment Company Act) of the Fund’s outstanding voting securities, unless the Fund receives an exemption from certain provisions of the Investment Company Act.  The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services.  The Adviser will perform its duties subject to any policies established by the Trustees.

The Adviser was formed as a Delaware limited liability company on March 16, 2004, is a direct wholly-owned subsidiary of UBS AG, a Swiss bank.  The Adviser is registered as an investment adviser under the Advisers Act.

The Adviser’s offices are located at 677 Washington Boulevard, Stamford 06901, and the Adviser’s telephone number is (888) 793-9637.  PFPC Trust Company, the Fund’s administrator, maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, or at such other place as designated by the Adviser.

The Investment Advisory Agreement was initially approved by the Board, including each Independent Trustee, on [__________ __], 2010, and also was approved on such date by the then sole shareholder of the Fund.  The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on sixty days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Fund.  The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not “interested persons” of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the Investment Company Act.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Advisory Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund.  The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, and any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.

Portfolio Management

The Fund’s portfolio managers (the “Portfolio Managers”) manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser.  In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund.  The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines.  Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund.  A portion of the discretionary bonus may be paid in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods.  The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares or stock options of UBS AG, is determined by senior officers of the Adviser.  In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor.  These factors may include: the overall performance of the Adviser;  the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year;  contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues.  The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of _______________, 2011.

Norman E. Sienko, Jr.
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

Russell Sinder
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

Joseph M. Sciortino
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

Matthew Woodbury
Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

(1) Of these accounts, [___] accounts with total assets of approximately $[__________] charge performance-based advisory fees.

(2) Of these accounts, [___] accounts with total assets of approximately $[__________] charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially owns any interests in the Fund.

CONFLICTS OF INTEREST

The Adviser

The Adviser and its affiliates are major participants in the equity, fixed-income, global currency, commodity, derivative and other markets.  As such, the Adviser and its affiliates are actively engaged in transactions and in rendering discretionary or non-discretionary investment advice on behalf of other investment funds and accounts at the same time as it is advising the Fund, which may or may not involve the same Investment Managers and Investment Funds in which the Fund will invest.  Additionally, while the Adviser intends to employ a consistent investment program, certain portfolio strategies, particularly other multi-manager portfolio strategies, of the Adviser and its affiliates used for other investment funds or accounts could conflict with the strategies employed by the Adviser in managing the Fund and affect access to Investment Managers and their Investment Funds, particularly where an Investment Manager has limited the amount of assets or number of accounts it will manage.  As a result, affiliates of the Adviser may compete with the Fund and the Investment Funds for appropriate investment opportunities.

The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, “Adviser Clients”).  The Fund has no interest in these activities.  In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

The Adviser and its affiliates may give advice or take action with respect to any of their other clients which may differ from the advice given or the timing or nature of any action taken with respect to investments in the Fund.  It is the policy of the Adviser, to the extent possible, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other funds and accounts under its management.  The Adviser’s investment decisions made on behalf of the Fund will be made independently of any investment decisions made on behalf of other clients.  The Adviser has no obligation to invest on behalf of the Fund with any Investment Manager that the Adviser invests with on behalf of the account of other clients if, in its opinion, such investment appears to be unsuitable, impractical or undesirable for the Fund.  The Adviser may use certain Investment Managers described herein for certain of its other funds and accounts and the Adviser will have discretion in determining the Fund’s level of participation with the Investment Managers.  The Adviser and its affiliates, and funds or accounts other than the Fund may invest in Investment Funds on terms more favorable than those available to the Fund, and as investors in such Investment Funds may act in ways adverse to the interests of the Fund.

The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund.  In addition, provisions of the Investment Company Act or the rules and regulations of the SEC thereunder may limit or prohibit the Fund from investing in an investment opportunity in which Adviser Clients or the Adviser or its affiliates or any of their respective officers, directors, partners, members or employees are also invested.  Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund.  The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees, acting for their own accounts or those of Adviser Clients, may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund’s ability to invest in an Investment Fund.

Investment decisions for the Fund are made independently from those of Adviser Clients.  If the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments.  At times, the Adviser may determine that Adviser Clients and the Fund should take differing positions with respect to a particular investment.  In these cases, the Adviser may place separate transactions for one or more Adviser Clients which may affect the market price of the investment vehicle, the execution of the transaction or the amount the Fund will be able to invest in the Investment Fund, to the detriment or benefit of one or more Adviser Clients.  Placing transactions on behalf of Adviser Clients that are directly or indirectly contrary to investment decisions made for the Fund can have the potential to adversely impact the Fund, depending on market conditions.

The Adviser and its affiliates may have investments or other business relationships with the Investment Managers or the Investment Funds, including acting as broker, prime broker, lender, counterparty, shareholder or financial adviser to an Investment Manager or an Investment Fund, which could be more valuable than the Adviser’s relationship to the Fund.  In addition, to the extent consistent with applicable law, affiliates of the Adviser, acting as placement agent, may sell interests in the Investment Funds to the Fund.  Accordingly, the Adviser will face a conflict in evaluating such portfolio managers.  Moreover, as a result of certain relationships, UBS AG and its affiliates may take actions with respect to an Investment Fund, such as making a margin call, that adversely affect such Investment Fund and, therefore, the Fund.

The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and Adviser Clients.  The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The proprietary activities or portfolio strategies of UBS AG and its affiliates (including the Adviser), and the activities or strategies used for accounts managed by UBS AG and its affiliates (including the Adviser) for themselves or other Adviser Clients, could conflict with the transactions and strategies employed by an Investment Manager and affect the prices and availability of the securities and instruments in which the Investment Manager invests.  Issuers of securities held by the Fund, an Investment Manager and an Investment Fund may have publicly or privately traded securities in which UBS AG and its affiliates are investors or make a market.  The trading activities of UBS AG and its affiliates generally are carried out without reference to positions held directly or indirectly by the Fund, the Investment Managers or the Investment Funds and may have an effect on the value of the positions so held, or may result in UBS AG and its affiliates having interests or positions adverse to that of the Fund or the Investment Funds.  Conflicts of interest may arise from the fact that the Investment Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest.  The Investment Managers may have financial incentives to favor certain of such accounts over the Investment Funds.  Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund.  The Investment Managers may give advice and recommend securities to, or buy or sell securities for, a Investment Fund or managed account in which the Fund’s assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Investment Managers may purchase investments that are the subject of an underwriting or other distribution, by UBS AG and its affiliates.  An Investment Manager may invest, directly or indirectly, in the securities of companies affiliated with UBS AG and its affiliates or in which UBS AG and its affiliates has an equity or participation interest.  The purchase, holding and sale of such investments by an Investment Manager may enhance the profitability of UBS AG’s or its affiliates’ own investments in such companies.

UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund to act as distributor of its Shares, the "Distributor") acts as the principal placement agent for the Fund, without special compensation from the Fund.  The Adviser or the placement agent intend to compensate the placement agent's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed Shares in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund.  Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund Shares being purchased.  See "Plan of Distribution" in the Fund's prospectus.

The Distributor or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services.  These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility.  (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities.  In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the Shares of the Fund.  If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Pertaining to Subadvisers

To the extent Subadvisers are engaged to manage the Fund’s assets, the following potential conflicts of interest also may be relevant:

Participation in Investment Opportunities.  Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for its Investment Manager Accounts.  Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts.  There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund’s assets.  There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

Each Subadviser is expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment strategy of the particular entity or account.  Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time.  In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund.  Accordingly, prospective investors should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades.  However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts.  These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.  In particular, each Subadviser may be legally restricted from entering into a “joint transaction” (as defined in the Investment Company Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.  See “—Other Matters.”

Each Investment Manager, whether or not it is acting as a Subadviser, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

Other Matters.  Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund.  However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser’s appointment as an investment adviser to the account.  These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day.  Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Shares as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Shares.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Shareholders must consult their own tax advisers as to the federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

The Adviser expects that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying income”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the 90% qualified income requirement, the character of the Fund’s distributive share of items of income, gain and loss derived through Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Similarly, for the purpose of the asset diversification requirement, the Fund, in appropriate circumstances, will “look through” to the assets held by the Investment Funds.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses), generally determined for the one-year period ending on October 31 of the calendar year (or for the Fund’s taxable year, if the Fund so elects) and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax.  To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will ordinarily declare and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, for taxable years beginning on or before December 31, 2010 (which date may be extended by future legislation), to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 15%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.”  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed in the Fund’s prospectus.

The tax treatment of dividends and capital gain distributions will be the same whether you take them in cash or reinvest them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each shareholder received a distribution of his or her pro rata share of such gain, with the result that each shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

As discussed in the Fund's prospectus, a loss realized upon the sale or repurchase of Shares that have been held for six months or less will be treated as long-term capital loss to the extent it offsets any long-term capital gain distributions received or deemed received in respect of those Shares.  See “Taxes—Income from Repurchases and Transfers of Shares” in the Fund's prospectus.

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to our Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain.  Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Incentive Fee and the Advisory Fee, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by the shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

The Fund will invest in Investment Funds that, as indicated previously, may be classified as partnerships for U.S. federal income tax purposes.  An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash).  In such case, the Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash to satisfy the RIC distribution requirements.  Similarly, the Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not consistent with the RIC 90% qualified income requirement or holds assets that could cause the Fund not to satisfy the RIC asset diversification requirements.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF ITS EQUITY INVESTMENT IN AN INVESTMENT FUND THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) generally is treated as 60% long term capital gain or loss and 40% short term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.”  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a “straddle.”  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute “mixed straddles.”  One or more elections may be made in respect of the federal income tax treatment of “mixed straddles,” resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

The Fund intends to purchase shares in non-U.S. Investment Funds, which will be treated as passive foreign investment companies (“PFICs”).  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.  Alternatively, the Fund, in certain cases, could elect to mark-to-market at the end of each taxable year its shares in a PFIC.  In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as “qualified dividend income.”

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund’s yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is provided to the IRS.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the IRS.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  A tax-exempt shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected.  If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the shareholders), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.  In the case of a foreign shareholder, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing a U.S. Tax Form W-8BEN).

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund that are both attributable to gains from “U.S. real property interests” and realized on account of certain capital gain dividends from REITs, will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a U.S. tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders.  Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Fund’s Shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares, the Fund was a U.S. real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Fund’s Shares.  In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a U.S. shareholder, as discussed herein and in the prospectus.  A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business.  In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions.  All shareholders of the Fund should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act

Under recently enacted legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this new legislation is not entirely clear and no assurance can be given that some or all of the income of the Fund or any Investment Fund, and/or certain of the Fund’s shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder’s interest in the Fund.  To comply with the requirements of the new legislation, the Fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The new legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceed $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisers as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that have been, and in the future may be, initiated in Congress.  For example, several provisions of the Code relating to the taxation of RICs and their foreign shareholders expired at the end of 2009, and it is possible that those provisions could be legislatively extended, with potential retroactive applications to the beginning of 2010.  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2010, but may, through legislative action be extended or otherwise modified.  It is not possible to predict at this time the extent to which any bills and/or proposals before Congress will be enacted and signed into law, and, if enacted, what their final form and effective dates will be.  In addition, other bills and proposals could be enacted that would change the tax consequences described herein of an investment in the Fund.  Prospective investors should consult their own tax advisers regarding the status of proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund.

BROKERAGE

Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage.  Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On the great majority of foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

To the extent Subadvisers are engaged to manage the Fund’s assets, the following paragraphs will be relevant:

In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm’s risk in positioning a block of securities.  Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction.  The Subadvisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Following the principle of seeking best execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund.  In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund.  Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

Each Subadviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the Investment Company Act.

CALCULATION OF NET ASSET VALUE

The net asset value ("NAV") of the Fund will be equivalent to its assets less its liabilities as of any date of determination.  The NAV of the Fund and the NAV per Share generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth in the prospectus or as may be determined from time to time pursuant to policies established by the Board.

To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value portfolio securities of the Investments Funds managed by the Subadvisers as described below:

Generally, securities that are listed on an securities exchange will be valued at their last sales prices, on the date as of which the value is being determined, on the primary exchange on which such securities are trading (or, if the securities exchange was not open for trading on such date, then on the last prior date on which such securities exchange was open).  The value of exchange traded futures contracts will be the settlement price on the date as of which the value is being determined on the exchange on which such contracts are purchased or sold.  U.S. exchange traded equity options, index options and warrants are generally marked to the composite exchange mid mark (i.e., the average of the closing "bid" and "ask" prices).  The value of non-U.S. exchange traded equity options, index options and warrants will be the settlement price on the date as of which the value is being determined on the exchange on which such options and warrants are purchased or sold.  The value of asset swaps, over-the-counter options, credit default swaps, equity total return swaps and other derivatives generally will be valued based on a quantitative pricing model using market data and validated by quotes provided by the counterparty to the transaction (in the case of derivatives) or an independent party (in the case of securities).  The value of non-exchange traded and illiquid exchange traded preferred stock, bonds, loans and convertible securities will be determined by the Subadviser and validated by comparing such values to composite prices derived from an average of broker/dealer quotes and/or prices obtained from independent pricing sources.  If no quotes or prices can be obtained, or if such quotes or prices are not deemed representative of fair value, then the fair value of the preferred stock, bond or convertible security will be determined in good faith by the Subadviser by considering factors such as, frequency and volume of trading, bid-offer spread, position size and any other relevant factors.

Whenever possible, duplicate copies of any broker/dealer quotes for non-exchange listed securities will be forwarded directly to the Administrator from the broker/dealer, counterparty or the independent party providing the quote, as the case may be.  For each period that the NAV of the Fund is calculated, the Administrator will perform an independent valuation of the portfolio and review any material discrepancies with the Subadviser.  Securities held by the Fund for which neither market prices nor prices from third parties are available will be valued in good faith by the Subadviser and reviewed by the Administrator.  All significant matters concerning valuation of securities and/or fund positions may be reasonably determined by the Board, after consultation with the Subadviser which will apply its established written valuation policies and procedures, and such determination will be final and conclusive for all shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

LEGAL COUNSEL

                                       serves as the independent registered public accounting firm of the Fund.  Its principal business address is                             .

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

CUSTODIAN

PFPC Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

FINANCIAL STATEMENTS

[To come]

PART C.  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:

		Part A:	Financial Highlights (not applicable)

		Part B:	Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements**

2.	Exhibits:

	a.	(1) Certificate of Trust*
(2) Agreement and Declaration of Trust**

	b.	By-Laws**

	c.	Not Applicable.

	d.	Not Applicable.

	e.	Not Applicable.

	f.	Not Applicable.

	g.	Investment Advisory Agreement**

	h.	(1) Form of Distribution Agreement**
(2) Form of Selected Dealer Agreement**

	j.	(1) Form of Custody Agreement**

	k.	(1) Form of Administration, Accounting and Investor Services Agreement**
(2) Form of Escrow Agreement**
(3) Form of Investor Certificate (included as Appendix A to the Fund's prospectus)

	l.	Opinion and Consent of Stroock & Stroock & Lavan LLP**

	n.	Consent of Independent Registered Public Accounting Firm**

	p.	Not Applicable.

	r.	Code of Ethics**

	s.	Powers of Attorney**

_______________________
*           Filed herewith.

**           To be filed by amendment.

Item 26.  Marketing Arrangements:  Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution:*

Registration fees
Legal fees
FINRA fees
Blue Sky fees
Accounting fees
Printing
Miscellaneous

Total
_______________________
*           To be completed by amendment.

Item 28.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 29.  Number of Holders of Securities as of                      , 2011:*

Title of Class                                                      Number of Recordholders

_______________________
*           To be completed by amendment.

Item 30.  Indemnification:

Reference is made to Section 5.5 of the Registrant's Agreement and Declaration of Trust (the "Declaration of Trust"), to be filed as Exhibit (a)(2) hereto, and to Paragraph 7 of the Registrant's Investment Advisory Agreement ("Investment Advisory Agreement"), to be filed as Exhibit (g) hereto.  The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with UBS Alternative and Quantitative Investments LLC (the "Adviser"), the Registrant's trustees and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of , his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund."  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-62960), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records:

BNY Mellon Alternative Investment Services, the Fund's administrator, maintains certain required accounting-related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809.  The other required books and records are maintained by UBS Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019.

Item 33.  Management Services:  Not applicable.

Item 34.  Undertakings:

I.           The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.           The Registrant undertakes that:

(a)
For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)
To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.
The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 1st day of December 2010.

O'CONNOR MULTI-STRATEGY FUND OF FUNDS

By:	/s/ Robert F. Aufenanger
Robert F. Aufenanger
Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 1, 2010.

Name	Title

/s/ William J. Ferri William J. Ferri	Principal Executive Officer and Initial Trustee
/s/ Robert F. Aufenanger Robert F. Aufenanger	Principal Accounting Officer

Exhibit Index

(a)(1)           Certificate of Trust.